STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                          LARGE CAP GROWTH EQUITY FUND
                           LARGE CAP VALUE EQUITY FUND
                             TECHNOLOGY GROWTH FUND
                            RCB SMALL CAP VALUE FUND

                               CORPORATE BOND FUND
                              GOVERNMENT BOND FUND
                         CALIFORNIA TAX EXEMPT BOND FUND
                              HIGH YIELD BOND FUND

                             PRIME MONEY MARKET FUND
                          GOVERNMENT MONEY MARKET FUND
                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

            Institutional Class, Class A, Class S and Class R Shares


                                January 31, 2007
                        As supplemented February 5, 2007


Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated January 31, 2007, which may be amended from time to time, for the Large Cap Growth Equity Fund (the "Large Cap Growth Fund"), the Large Cap Value Equity Fund (the "Large Cap Value Fund"), the Technology Growth Fund, the RCB Small Cap Value Fund (the "Small Cap Value Fund"), the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund (the "California Bond Fund"), the High Yield Bond Fund, the Prime Money Market Fund (the "Prime Money Fund"), the Government Money Market Fund (the "Government Money Fund") and the California Tax Exempt Money Market Fund (the "California Money Fund").

The Large Cap Growth Fund, the Large Cap Value Fund, the Technology Growth Fund and the Small Cap Value Fund are referred to herein as the "Equity Funds." The Corporate Bond Fund, the Government Bond Fund, the California Bond Fund and the High Yield Bond Fund are referred to herein as the "Bond Funds." The Prime Money Fund, the Government Money Fund and the California Money Fund are referred to herein as the "Money Funds." The Equity Funds, the Bond Funds and the Money Funds are referred to herein as the "Funds."

Each Fund is a series of CNI Charter Funds (the "Trust"), an open-end, management investment company. Each Fund other than the California Bond Fund is a diversified portfolio; the California Bond Fund is a non-diversified portfolio. Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2006, are incorporated herein by reference. Audited financial statements for the predecessor to the Small Cap Value Fund, the RCB Small Cap Fund (a series of Professionally Managed Portfolios) contained in the Annual Reports to Shareholders of the RCB Small Cap Fund for the fiscal periods ending September 30, 2001 and June 30, 2001, are also incorporated herein by reference.

The AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund series of the Trust (collectively, the "AHA Funds") are offered through separate prospectuses and a separate
                                                              CNI-SX-003-0300
statement of additional information. Audit financial statements for each of the AHA Funds are contained in a separate Annual Report to Shareholders for the fiscal year ended September 30, 2006.

To obtain a free copy of the above-referenced Prospectuses or Annual Report for the Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com. To obtain a free copy of the above-referenced Prospectuses, Statement of Additional Information or Annual Reports for the AHA Funds, please call 1-800-445-1341 or visit www.ahafunds.org.

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                                TABLE OF CONTENTS




                                                                            Page

GENERAL INFORMATION............................................................4

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS..................................4

INVESTMENT RESTRICTIONS.......................................................31

MANAGEMENT OF THE TRUST.......................................................36

PORTFOLIO TRANSACTIONS........................................................53

DISTRIBUTIONS AND TAXES.......................................................67

SHARE PRICE CALCULATION.......................................................64

DISTRIBUTION PLAN.............................................................67

SHAREHOLDER SERVICES AGREEMENT................................................69

DEALER COMMISSIONS............................................................70

EXPENSES......................................................................71

CODE OF ETHICS................................................................71

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................71

PROXY VOTING..................................................................72

GENERAL INFORMATION...........................................................74

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................75

PERFORMANCE INFORMATION.......................................................82

PURCHASE AND REDEMPTION OF SHARES.............................................85

OTHER INFORMATION.............................................................87

FINANCIAL STATEMENTS..........................................................87

APPENDIX A - RATINGS OF INVESTMENT SECURITIES................................A-1

                               GENERAL INFORMATION

The various classes of shares of each Fund commenced operations on the following dates:

------------------------------------ ---------------- ---------------- ----------------- ----------------
Fund                                 Institutional    Class A          Class S           Class R
                                     Class
------------------------------------ ---------------- ---------------- ----------------- ----------------
Large Cap Growth Fund                1/14/00          3/28/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Large Cap Value Fund                 1/14/00          4/13/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Small Cap Value Fund                 10/3/01          10/3/01          N/A               10/1/01*
------------------------------------ ---------------- ---------------- ----------------- ----------------
Technology Growth Fund               10/3/00          10/23/00         N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Corporate Bond Fund                  1/14/00          4/13/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Government Bond Fund                 1/14/00          4/13/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
California Bond Fund                 1/14/00          4/13/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
High Yield Bond Fund                 1/14/00          1/14/00          N/A               N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Prime Money Fund                     3/23/98          10/18/99         10/26/99          N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
Government Money Fund                4/3/00           6/21/99          10/6/99           N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------
California Money Fund                4/3/00           6/21/99          11/12/99          N/A
------------------------------------ ---------------- ---------------- ----------------- ----------------

In 2000, the fiscal year-end for the Trust was changed from October 31 to September 30.

*The Small Cap Value Fund commenced operations on October 1, 2001, the date of its acquisition of the assets and liabilities of a series of Professionally Managed Portfolios, a registered investment company (the "RCB Predecessor Fund"), for which Reed Conner & Birdwell LLC ("RCB") served as investment adviser, and which had the same investment objective, policies and strategies as the Small Cap Value Fund. As compared with the Small Cap Value Fund, the RCB Predecessor Fund had different service providers, a different board of trustees and a different fee structure. In addition, the fiscal year end of the RCB Predecessor Fund was June 30 while the Small Cap Value Fund's fiscal year ends September 30. As of the date of the acquisition, all of the issued and outstanding shares of the RCB Predecessor Fund were converted into Class R shares of the Small Cap Value Fund. The RCB Predecessor Fund commenced operations on September 30, 1998.

City National Asset Management, Inc. ("CNAM, Inc." or the "Investment Manager") serves as investment manager to the Funds. Each of Halbis Capital Management
(USA), Inc. ("Halbis") and Reed Conner & Birdwell LLC ("RCB" and together with Halbis, the "Sub-Advisers") serves as a sub-adviser to one of the Funds, as described more fully below.

                  INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectuses show the principal strategies and risks of investing in each Fund. This SAI shows additional strategies and risks of the Funds that an investor should also consider.

PRIME MONEY FUND

The Prime Money Fund invests generally in the following types of U.S. dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which CNAM, Inc. has determined present minimal credit risk:

        - Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by Moody's Investors Services ("Moody's"), Standard and Poor's Corporation ("S&P"), Fitch IBCA, Duff and Phelps Inc. ("Fitch"), or any other nationally recognized statistical rating organization

                  ("NRSRO"); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

        - Other corporate obligations such as publicly traded bonds, debentures, and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees of the Trust (the "Board of Trustees" or the "Board"), to be at least equal in quality to one or more of the above referenced securities.

        - Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

        - Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

        - Certificates of deposit, time deposits, notes and bankers' acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.

GOVERNMENT MONEY FUND

It is a fundamental policy of the Government Money Fund to invest, under normal conditions, in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

CALIFORNIA MONEY FUND

It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Money Fund has no present intention of investing in such securities), and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.

MONEY FUND RISKS

The Money Funds will invest in securities which the Investment Manager has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment

Company Act of 1940, as amended (the "1940 Act"), to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager to minimize the credit risk with respect to the securities in the Money Funds' portfolios, but there can be no absolute assurance that the Investment Manager will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Fund's portfolios, the Money Fund may be unable to maintain stable net asset values of $1.00 per share.

CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government - in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax ("Municipal Securities") or exempt from federal and California personal income tax ("California Municipal Securities"). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.

The California Bond Fund is a "non-diversified" investment company under the 1940 Act. This means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.


PERMITTED INVESTMENTS

Equity Securities. The Equity Funds will, and the Bond Funds may, invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Fixed Income Securities. The Money Funds and the Bond Funds will, and the Equity Funds may, invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds' fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds' current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market's perception of the issuer's creditworthiness, and in the rating of any fixed income security by recognized rating agencies also affect the market value of that issuer's debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

Corporate Bonds. The Corporate Bond Fund and the Prime Money Fund may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the High Yield Bond Fund. In addition, the High Yield Bond Fund may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in the appendix attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the High Yield Bond Fund's advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Bond Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the High Yield Bond Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the High Yield Bond Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the High Yield Bond Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the High Yield Bond Fund's investment portfolio and increasing the exposure of the High Yield Bond Fund to the risks of high yield securities.

Variable and Floating Rate Instruments. The Money Funds and the Bond Funds may invest in variable and floating rate instruments. Certain of the obligations purchased by these Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Convertible Securities and Warrants. The Equity Funds and the High Yield Bond Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Section 4(2) Commercial Paper. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another NRSRO if unrated, will be determined by the Investment Manager (or the relevant Sub-adviser) to be of comparable quality. These rating symbols are described in the Appendix.

To the extent that the Investment Manager (or Sub-Adviser), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund's percentage limit on illiquid securities investment.

Illiquid Securities. The Funds may invest in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

No Money Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund's net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities. The Corporate Bond Fund, the Government Bond Fund and the High Yield Bond Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to these Funds.

         Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of Government Securities with comparable "lives" largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

         Mortgage-Related Securities - GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         Mortgage-Related Securities - FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

         Mortgage-Related Securities - FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

         Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and "CMOs" collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs ("PAC Bonds") are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile.

         Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

The value of derivative securities known as "floaters" and "inverse floaters" vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Asset-Backed Commercial Paper. The Prime Money Fund and the California Money Fund each can invest a portion of its assets in asset-backed commercial paper and other Eligible Securities (as that term is defined below). The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

The Prime Money Fund and the California Money Fund each intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-Backed Securities. The Prime Money Fund, the California Money Fund, the Corporate Bond Fund and the High Yield Bond Fund may invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund's portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Variable Rate Demand Notes. The Bond Funds and the Money Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Bond Funds also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-Adviser) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Foreign Securities. The Equity Funds and the Bond Funds may invest in securities issued by companies and governments of foreign countries. The Small Cap Value Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Shareholders should consider carefully the substantial additional risks involved in investing in foreign securities. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Equity Funds and the Bond Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Equity Funds and the Bond Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Certain securities may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager's (or Sub-Adviser's) ability to predict movements in exchange rates.

Some countries in which the Equity Funds and the Bond Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Equity Funds and the Bond Funds. The Equity Funds and the Bond Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

The Equity Funds and the Bond Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of these Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Equity Funds and the Bond Funds may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries' debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Futures and Options on Futures. The Equity Funds and the High Yield Bond Fund may invest in futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of these Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

These Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Investment Company Shares. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. This restriction may not apply to the Fund's investments in money market mutual funds, if the Fund's investments fall within the exceptions set forth under SEC rules.

Zero Coupon Bonds. The Bond Funds and the Money Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The "original issue discount" on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Bond Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. Investments of the High Yield Bond Fund in fixed-income securities may include pay-in-kind bonds. These are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The High Yield Bond Fund and the Equity Funds may invest in real estate investment trusts ("REITs"). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Privatizations. The High Yield Bond Fund and the Equity Funds may invest in "privatizations" -foreign governmental programs of selling interests in government-owned or -controlled enterprises - which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. The High Yield Bond Fund and the Equity Funds may invest in "special situations" - joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for these Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-Adviser) based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Bond Funds and the Equity Funds may enter into contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of these Funds denominated in such foreign currency.

By entering into forward foreign currency contracts, these Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions. Each of these Funds will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

Municipal Securities. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General debt obligation bonds are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenue of a project or facility, for example, tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities.

         Municipal Leases. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may invest in municipal lease obligations - instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

         Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

         Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the revenues generated by the use of the facility to meet its financial obligations and the pledge.

Options on Securities, Securities Indices and Currencies. Each Equity Fund and the High Yield Bond Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of these Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government Securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' option orders.

Repurchase Agreements. The Funds may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Investment Manager (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-Adviser) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Manager (or Sub-Adviser) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

Lending of Portfolio Securities. The Equity Funds and the Bond Funds may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager (or Sub-Adviser). These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government Securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-Adviser) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser), the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The Government Money Fund, the California Money Fund and the Bond Funds reserve the right to engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put."

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. These Funds would limit their put transactions to institutions which the Investment Manager (or Sub-Adviser) believes present minimum credit risks, and the Investment Manager (or Sub-Adviser) would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, these Funds would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between one of these Funds and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. These Funds could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time they should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to these Funds. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, these Funds could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to these Funds, these Funds could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Highly Liquid Investments. The Funds may invest in cash and cash equivalents. The Funds may invest in bank notes. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. The Funds may invest in bankers' acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. The Funds may invest in certificates of deposit. A certificate of deposit is an interest-bearing instrument with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

Eurodollar Certificates of Deposit and Foreign Securities. The Prime Money Fund may invest in Eurodollar certificates of deposit and foreign securities. Before investing in Eurodollar certificates of deposit, the Prime Money Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. dollar denominated.

Tax Exempt Commercial Paper. The California Bond Fund, the California Money Fund and the Prime Money Fund may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency Obligations. Each Fund may invest in U.S. agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. Each Fund may invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities. The Funds may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser) deems it appropriate to do so.

Index-based Investments. The Equity Funds (other than the Small Cap Value Fund) may invest in index-based investments. Index-Based Investments, such as Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS

("Diamonds"), are interests in unit investment trusts ("UITs") that may be obtained from the UITs or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

A UIT will generally issue index-based investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Index-based investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough index-based investments to reconstitute a Creation Unit (large aggregations of a particular index-based investment). The liquidity of small holdings of index-based investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of index-based investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of index-based investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for index-based investments is based on a basket of stocks. Disruptions in the markets for the securities underlying index-based investments purchased or sold by the portfolio could result in losses on index-based investments. Trading in index-based investments involves risks similar to those risks, described above under "Options and Futures on Options" involved in the writing of options on securities.

Borrowing Policy. The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to one-third of the value of each Fund's total assets in order to meet redemption requests without immediately selling any portfolio securities. The Funds will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

California Municipal Securities. Because the California Bond Fund and the California Money Fund invest primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this Statement of Additional Information primarily from official statements and prospectuses relating to securities offerings of the State, the latest of which is dated November 28, 2006.

General Economic Conditions
---------------------------

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. In recent years, the State has derived a significant portion of its revenue from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

California's geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

State Budgets
-------------

2006 Budget Act. The Governor signed the 2006 Budget Act on June 30, 2006, for the fiscal period July 1, 2006 through June 30, 2007. The 2006 Budget Act forecasts $93.9 billion in General Fund revenues and transfers and $101.3 billion in expenditures. It projects that by utilizing the prior year's $9.5 billion General Fund balance, the General Fund will end the fiscal year with a positive balance of approximately $2.1 billion. The 2006 Budget Act assumes that the State will not issue Economic Recovery Bonds or raise taxes. The spending plan includes $3.2 billion for the repayment or prepayment of prior obligations, including $1.5 billion to prepay Economic Recovery Bonds, and other one-time costs of $1.6 billion.

The State's Legislative Analyst's Office ("LAO"), in its "California Fiscal Outlook" report released on November 15, 2006, projected that the 2006-07 fiscal year will end with a reserve of about $3.1 billion, approximately $1 billion more than the $2.1 billion estimate contained in the 2006 Budget Act. However, the LAO estimated that the State would conclude fiscal year 2007-08 with a $5.5 billion operating shortfall and a $2.4 billion deficit. It reiterated its earlier warnings about the State's structural deficit in outlying years. Therefore, the LAO suggested, other actions will be needed to keep the budget in balance.

The Governor's Budget for 2007-08, released in January 2007, projects General Fund revenues and transfers of $94.5 billion, expenditures of $102.1 billion and a General Reserve fund balance of $3.2 billion for fiscal year 2006-07.

2007-08 Governor's Budget. The Governor's Budget for the 2007-08 fiscal year projects a $1.9 billion budget operating deficit, smaller than the LAO's November 2006 estimate of $5.5 billion. This budget projects General Fund revenues and transfers for the fiscal year ending June 30, 2008 of $101.3 billion, and expenditures of $103.1 billion, increases of $6.8 billion and $1 billion, respectively, compared with the latest estimates for fiscal year 2006-07. The Governor's Budget closes the operating deficit by applying a portion of the estimated $3.2 billion fund balance from the 2006 Budget, leaving fiscal year 2007-08 with a $2.1 billion reserve, significantly better than the LAO's November 2006 estimate of a deficit of $2.4 billion.

In its January 12, 2007 Overview of the 2007-08 Governor's Budget, the LAO concluded that the 2007-08 budget "contains a significant number of downside risks and is based on a number of optimistic assumptions." Even if the budget were adopted as proposed, the LAO believes that the budgeted savings and new revenues will fall short of levels estimated by the Governor's budget. Further, the LAO projects that State will continue to face structural deficits in outlying years and recommended that the Legislature develop a more realistic budget.

Constraints on the Budget Process. Proposition 58, approved in March 2004 with the State's Economic Recovery Bonds, requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Future Budgets. It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness
------------------

General Obligation Bonds and Revenue Bonds. As of November 1, 2006, the State had approximately $56.5 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. Including estimated interest of approximately $33.7 billion, the State's debt service requirements for general obligation bonds and revenue bonds totaled nearly $90.2 billion. General obligation bond authorizations of approximately $30.2 billion remained unissued as of that date, not including bonds approved by the voters on November 7, 2006 (see below).

Ratings. As of January 16, 2007, the State's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's, and A+ by Fitch Ratings. It is not possible to determine whether, or the extent to which, Moody's, Standard & Poor's or Fitch Ratings will change such ratings in the future.

Strategic Growth Plan. Coinciding with the release of the State's 2006-07 budget, the Governor announced a "Strategic Growth Plan" for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. The Strategic Growth Plan would be financed in part through the issuance of $68 billion in general obligation bonds. In response to the Governor's proposal, the

Legislature in May 2006 approved a $116 million Strategic Growth Plan package, which included $37.3 in new general obligation bonds (approved by the voters on November 7, 2006), $50.1 billion in existing funding, and $28.4 billion in new leveraged funding sources.

Local Government
----------------

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. If the State does not provide funding for an activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Constitutional, Legislative and Other Factors
---------------------------------------------

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the portfolios of the California Bond Fund and the California Money Fund.

Article XIII B and other Articles of the State Constitution were adopted as measures that qualified for the ballot pursuant to the State's initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

Effect of other State Laws on Bond Obligations. Some of the California Municipal Securities that the California Bond Fund and the California Money Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation
----------

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds. The judge ruled the bonds were not valid. The State appealed, but it will not be able to issue pension obligation bonds until the matter is finally resolved. For the 2005-2006 fiscal year, the State made payments of about $525 million for a portion of the fiscal year contribution to the California Public Employees' Retirement System which had been planned to be funded from the bonds. The 2007 Governor's Budget does not call for the issuance of any pension obligation bonds.



                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

No Equity Fund or Bond Fund may:

1. Other than the California Bond Fund, with respect to 75% of its total assets,
(i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Other than with respect to the Small Cap Value Fund, to the extent that its borrowings exceed 5% of its total assets,
(i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4. Other than the Small Cap Value Fund, make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities. The Small Cap Value Fund may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Other than with respect to the Small Cap Value Fund, purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. The Small Cap Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Small Cap Value Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC"), except that this restriction shall not be deemed to prohibit the Small Cap Value Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Other than with respect to the Small Cap Value Fund, invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

9. The Small Cap Value Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Small Cap Value Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in each prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

No Equity Fund or Bond Fund may:

1. Other than with respect to the Small Cap Value Fund, pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2. Invest in companies for the purpose of exercising control.

3. Other than with respect to the Small Cap Value Fund, purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. The Small Cap Value Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) apply at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MONEY FUNDS

Except as otherwise noted with an *, the restrictions below are nonfundamental and can be changed as to a Money Fund without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Money Fund. The Money Funds may not:

      1. *Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

      2. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

      3. *Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks

(which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies. As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

      4. Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act). The Money Funds will invest no more than 10% of their net assets in illiquid securities.

      5. *Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

      6. Invest for the purpose of exercising control or management of another issuer.

      7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund's prospectus and the 1940 Act.

      8. *Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

      9. *Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

      10. Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this Statement of Additional Information.

      11. Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

      12. *Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

      13. *Issue senior securities as defined in the 1940 Act.

      14. Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Funds will only purchase securities that the Investment Manager has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody's, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

(3) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a "Government security"). A Second Tier Security is any other Eligible Security.

Each Fund will limit its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government Securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. Moreover, a Fund's total holdings of Second Tier Securities will not exceed 5% of its total assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of a Fund's total assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government Securities will be First Tier Securities at the time the repurchase agreements are executed.


                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CNAM, Inc., the investment manager to the Funds or CCM Advisors, LLC ("CCM Advisors"), the investment manager to the AHA Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Each Trustee is a "disinterested person" of the Trust, as defined in the 1940 Act (each, an "Independent Trustee," and collectively, the "Independent Trustees").

                              INDEPENDENT TRUSTEES

------------------------- ------------ ------------ --------------------------    ---------------- --------------------------
Name                      Position     Term of      Principal Occupation          Number of        Other Directorships
Address                   with the     Office*      for the                       Portfolios in    Held by Trustee
Age                       Trust        and Length   Past Five Years               Fund Complex
                                       of Time                                    Overseen by
                                       Served                                     Trustee
------------------------- ------------ ------------ --------------------------    ---------------- --------------------------
Irwin G. Barnet, Esq.**   Trustee      Since 1999   Attorney and partner, Reed    16               None
Reed Smith LLP                                      Smith LLP, a law firm
1901 Avenue of the                                  (2003-present).  Attorney
Stars, #700                                         and principal, Crosby,
Los Angeles,                                        Heafey, Roach & May P.C.,
California  90067                                   a law firm (2000-2002).
Age: 68                                             Attorney and principal,
                                                    Sanders, Barnet, Goldman,
                                                    Simons & Mosk, a law firm
                                                    (1980-2000).

------------------------- ------------ ------------ --------------------------    ---------------- --------------------------
Victor Meschures          Trustee      Since 1999   Certified Public              16               None
Meschures, Campeas,                                 Accountant, Meschures,
Thompson, Snyder and                                Campeas, Thompson,
Pariser, LLP                                        Snyder and Pariser, LLP,
8383 Wilshire                                       an accounting firm
Boulevard, Suite 500                                (1964-present).
Beverly Hills, CA 90211
Age: 68

------------------------- ------------ ------------ --------------------------    ---------------- --------------------------
William R. Sweet          Trustee      Since 1999   Retired. Executive Vice       16               None
81 Mt. Tiburon Road                                 President, Union Bank of
Tiburon, California                                 California (1985-1996).
94920
Age: 69

------------------------- ------------ ------------ --------------------------    ---------------- --------------------------
Name                      Position     Term of      Principal Occupation          Number of        Other Directorships
Address                   with the     Office*      for the                       Portfolios in    Held by Trustee
Age                       Trust        and Length   Past Five Years               Fund Complex
                                       of Time                                    Overseen by
                                       Served                                     Trustee
------------------------- ------------ ------------ --------------------------    ---------------- --------------------------
James Wolford***          Trustee      Since 1999   Chief Financial Officer,      16               None
CNI Charter Funds                                   Bixby Land Company, a
400 North Roxbury Drive                             real estate company
Beverly Hills,                                      (2004-present). Regional
California 90210                                    Financial Officer,
Age: 51                                             AIMCO, a real estate
                                                    investment trust (2004).
                                                    Chief Financial Officer,
                                                    DBM Group, a direct mail
                                                    marketing company
                                                    (2001-2004). Senior Vice
                                                    President and Chief
                                                    Operating Officer,
                                                    Forecast Commercial Real
                                                    Estate Service, Inc.
                                                    (2000-2001). Senior Vice
                                                    President and Chief
                                                    Financial Officer, Bixby
                                                    Ranch Company
                                                    (1985-2000).
------------------------- ------------ ------------ --------------------------    ---------------- --------------------------

* Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

** During 2004 and 2005, Mr. Barnet's law firm, Reed Smith LLP, provided legal services to CNB and City National Corporation (CNB's parent company). In 2004, the firm billed approximately $70,140 for these services. In 2005, the firm billed approximately $24,823 for these services. In 2006, no fees were billed to or collected from CNB or City National Corporation by the firm. In February 2006, the other Independent Trustees determined that Mr. Barnet should continue to be classified as a "disinterested person" of the Trust, as defined in the 1940 Act, because of his limited participation in such services, which do not involve the Trust, and because of his minimal interest in such fees. Mr. Barnet's interest in the fees collected each year was substantially less than $60,000.

*** Bixby Land Company, of which Mr. Wolford is the Chief Financial Officer, currently has a $40 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June 2007. The Company's outstanding balance was $35.0 million as of December 31, 2006. In addition the Company has an $80 million unsecured and one-time revolving acquisition facility priced at 0.75% less than the prime rate, which has a maturity date of August 8, 2009. There was no outstanding balance on this line as of December 31, 2006. The Company also has a $10 million loan at an interest rate of 5.84% from CNB secured by an office building located in San Diego, which expires in 2012, and a $6.46 million construction loan at an interest rate of 0.50% less than the prime rate, with an outstanding balance of $6.0 million as of December 31, 2006. The loan is to finance the construction of an industrial building in Redlands, California, and is due September 2007. The Company also has a $17.3 million construction loan at an interest rate of 0.50% less than the prime rate to finance construction of another industrial building in Redlands, California. The loan matures in August 2009, and the balance on the loan at December 31, 2006 was $7.66 million. In May 2006, the other Independent Trustees determined that Mr. Wolford should continue to be classified as a "disinterested person" of the Trust, as defined in the 1940 Act, because CNB's existing loans to the Company had been made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

                                    OFFICERS

--------------------------- -------------------- ------------------- ---------------------------------------------------
Name                        Position with the    Term of Office*     Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served
--------------------------- -------------------- ------------------- ---------------------------------------------------
Timothy D. Barto            Vice President       Since 2000          Attorney, Vice President and Assistant Secretary
SEI Investments             and Assistant                            of SEI Investments (1999-Present). Vice
One Freedom Valley Drive    Secretary                                President and Assistant Secretary of
Oaks, Pennsylvania  19456                                            Administrator (1999-Present). Officer of various
Age: 38                                                              investment companies administered by
                                                                     Administrator (1999-2004). Assistant Secretary of
                                                                     the Distributor (2003-2004). Vice President of
                                                                     the Distributor (1999-2004).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Eric Kleinschmidt           Controller and       Since 2005          Director of Funds Accounting, SEI Investments
SEI Investments             Chief Operating                          (2004-Present).  Manager of Funds Accounting, SEI
One Freedom Valley Drive    Officer                                  Investments (1999-2004).
Oaks, Pennsylvania  19456
Age: 38

--------------------------- -------------------- ------------------- ---------------------------------------------------
Vernon C. Kozlen            President and        Since 2000          Executive Vice President and Director of Asset
City National Bank          Chief Executive                          Management Development, CNB (1996-present).
400 N. Roxbury Drive        Officer                                  Director, Reed, Conner & Birdwell LLC
Beverly Hills, CA  90210                                             (2000-present), and  Convergent Capital
Age: 63                                                              Management, LLC (2003-present). Chairman of the
                                                                     Board, CNAM, Inc. (2001-2005). Chairman of the
                                                                     Board, City National Securities, Inc.
                                                                     (1999-2005).  Director, CNAM, Inc. (2001-2006),
                                                                     and City National Securities, Inc. (1999-2006).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Valerie Y. Lewis            Vice President and   Since 2005          Chief Compliance Officer, CNAM, Inc. (August,
City National Bank          Chief Compliance                         2005-present). Fund Boards Specialist -
400 N. Roxbury Drive        Officer                                  Assistant Secretary, Capital Research and
Beverly Hills, CA  90210                                             Management Company and Capital International,
Age: 50                                                              Inc. (1999-2005).

--------------------------- -------------------- ------------------- ---------------------------------------------------
James Ndiaye                Vice President       Since 2005          Attorney, SEI Investments Company (2004-present).
SEI Investments             and Assistant                            Vice President, Deutsche Asset Management
One Freedom Valley Drive    Secretary                                (2003-2004). Associate, Morgan Lewis & Bockius
Oaks, Pennsylvania  19456                                            LLP (2000-2003). Assistant Vice President, ING
Age: 38                                                              Variable Annuities Group (1999-2000).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Michael T. Pang             Vice President &     Since 2005          Attorney, SEI Investments Company (2005-present).
SEI Investments             Assistant                                Counsel, Caledonian Bank & Trust's Mutual Funds
One Freedom Valley Drive    Secretary                                Group (2004-2005).  Counsel, Permal Asset
Oaks, Pennsylvania  19456                                            Management (2001-2004).  Associate, Schulte, Roth
Age: 34                                                              & Zabel's Investment Management Group
                                                                     (2000-2001).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Rodney J. Olea              Vice President       Since 2000          Senior Vice President, CNAM, Inc. (2001-present).
City National Bank                                                   Senior Vice President and Director of Fixed
400 N. Roxbury Drive                                                 Income, CNB (1994-present).
Beverly Hills, CA  90210
Age: 41

--------------------------- -------------------- ------------------- ---------------------------------------------------
Sofia A. Rosala             Vice President       Since 2004          Vice President and Assistant Secretary, SEI
SEI Investments             and Assistant                            Investments Fund Management (2005-present).
One Freedom Valley Drive    Secretary                                Compliance Officer of SEI Investments
Oaks, Pennsylvania  19456                                            (2001-2004). Account and Product Consultant, SEI
Age: 34                                                              Private Trust Company (1998-2001).

--------------------------- -------------------- ------------------- ---------------------------------------------------
Timothy G. Solberg          Vice President       Since 2005          Managing Director and Chief Investment Officer,
CCM Advisors, LLC           and Assistant                            CCM Advisors (2001-present);  Director of
190 S. LaSalle Street       Secretary                                Marketing and Client Services, Hewitt Investment
Suite 2800                                                           Group, a Division of Hewitt Associates LLC
Chicago, IL  60603                                                   (1989-2001).
Age: 53

--------------------------- -------------------- ------------------- ---------------------------------------------------


--------------------------- -------------------- ------------------- ---------------------------------------------------
Name                        Position with the    Term of Office*     Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served
--------------------------- -------------------- ------------------- ---------------------------------------------------
Richard A. Weiss            Vice President       Since 2000          President, CNAM, Inc. (2001-present). Executive
City National Bank          and Assistant                            Vice President and Chief Investment Officer, CNB
400 N. Roxbury Drive        Secretary                                (1999-present). Director, City National
Beverly Hills, CA  90210                                             Securities (April 2003-present).  Executive Vice
Age: 46                                                              President and Chief Investment Officer. Sanwa
                                                                     Bank California (1994-1999).

--------------------------- -------------------- ------------------- ---------------------------------------------------

* Each officer serves at the pleasure of the Board of Trustees and until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust's independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended September 30, 2006, the Audit Committee held two meetings. The Board has designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2006.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006.

                              INDEPENDENT TRUSTEES

------------------------ --------------------------- -----------------------------------
Name of Trustee          Dollar Range of Equity      Aggregate Dollar Range of Equity
                         Securities in each Fund     Securities in All Registered
                                                     Investment Companies Overseen by
                                                     Trustee in Family of Investment
                                                     Companies
------------------------ --------------------------- -----------------------------------
Irwin G. Barnet          Government Money Fund       Over $100,000
                         Over $100,000

------------------------ --------------------------- -----------------------------------

Victor Meschures         None                         None

------------------------ --------------------------- -----------------------------------

William R. Sweet         Large Cap Growth Fund       $10,001 - $50,000
                         $1 - $10,000
                         Large Cap Value Fund
                         $1 - $10,000
                         Small Cap Value Fund
                         $1 - $10,000

------------------------ --------------------------- -----------------------------------

James Wolford            None                        None

------------------------ --------------------------- -----------------------------------


Trustees, officers, directors and full time employees of the Trust, CNAM, Inc., RCB, the Distributor and affiliates of such companies are not subject to the front end sales charge for Class R shares of the Small Cap Value Fund, as sales to such persons do not involve any sales expense to the Fund or the Distributor.

COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ending September 30, 2006.

                              INDEPENDENT TRUSTEES

-------------------------- ----------------------- ----------------------- ------------------ --------------------------
     Name of Trustee             Aggregate         Pension or Retirement   Estimated Annual    Total Compensation From
                             Compensation from      Benefits Accrued As      Benefits Upon       Registrant and Fund
                                 Registrant            Part of Funds'         Retirement      Complex Paid to Trustees
                                                          Expenses
-------------------------- ----------------------- ----------------------- ------------------ --------------------------
Irwin G. Barnet                   $41,500                   N/A                   N/A                  $41,500
-------------------------- ----------------------- ----------------------- ------------------ --------------------------

Victor Meschures                  $38,500                   N/A                   N/A                  $38,500
-------------------------- ----------------------- ----------------------- ------------------ --------------------------

William R. Sweet                  $39,750                   N/A                   N/A                  $39,750
-------------------------- ----------------------- ----------------------- ------------------ --------------------------

James Wolford                     $38,500                   N/A                   N/A                  $38,500
-------------------------- ----------------------- ----------------------- ------------------ --------------------------


INVESTMENT MANAGER

Prior to April 1, 1999, Berkeley Capital Management ("BCM") served as the investment manager for the Prime Money Fund. The Trust and CNB entered into an Investment Management Agreement (the "Management Agreement") dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, CNAM, Inc., a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the Management Agreement between CNB and the CNI Charter Funds, and the obligations of CNB contained in the Management Agreement, were assumed by CNAM, Inc.. CNAM, Inc. employs the same investment personnel that managed the Funds under CNB.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds' investment strategies, manages the Funds' investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of December 31, 2006, the Investment Manager had approximately $5.2 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $48.6 billion in assets under administration as of December 31, 2006. CNB is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Funds' prospectuses.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement with respect to each Fund is in effect for a two-year term (the "Initial Term") from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including the selection, appointment, and supervision of any sub-adviser to any of the Funds. Other than with respect to the Small Cap Value Fund, in accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees change a sub-adviser according to certain procedures without soliciting shareholders' approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

Any reductions made by the Investment Manager in its fees from a Fund are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period. Under a similar arrangement with the RCB Predecessor Fund, RCB has paid certain excess operating expenses of the RCB Predecessor Fund. The right to seek reimbursement of such excess operating expenses was carried over to the Class R shares of the Small Cap Value Fund.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name "CNI Charter" by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Funds.

For the relevant fiscal periods ending September 30, 2006, September 30, 2005 and September 30, 2004, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager's investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

------------------------------- ---------------------------- --------------------------- ---------------------------
             Fund                Fiscal Year Ended 9/30/06   Fiscal Year Ended 9/30/05   Fiscal Year Ended 9/30/04
-------------------------------
                                 Fees Paid     Fees Waived    Fees Paid    Fees Waived    Fees Paid    Fees Waived
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Large Cap Growth Fund           $292,709           N/A       $240,683          N/A       $195,140          N/A
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Large Cap Value Fund            $584,676           N/A       $309,673          N/A       $266,543          N/A
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Technology Growth Fund          $22,085            N/A       $20,433           N/A       $18,316       $1,149
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Small Cap Value Fund            $668,726           N/A       $618,947          N/A       $324,640          N/A
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Corporate Bond Fund             $215,503           N/A       $205,192          N/A       $174,933      $5,597
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Government Bond Fund            $118,244       $23,207       $88,941       $17,588       $65,670       $15,500
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
California Bond Fund            $40,654        $28,120       $34,992       $24,819       $25,914       $23,121
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
High Yield Bond Fund            $266,638       $38,055       $296,131      $42,299       $235,640      $42,321
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Prime Money Fund                $2,760,898         N/A       $1,922,067        N/A       $1,657,566        N/A
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
Government Money Fund           $5,904,108         N/A       $5,794,749        N/A       $5,969,991        N/A
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------
California Money Fund           $1,688,038    $515,898       $1,495,183    $429,471      $1,397,210    $530,243
------------------------------- ------------- -------------- ------------- ------------- ------------- -------------


For the fiscal year ended September 30, 2006, the Investment Manager recaptured fees it had previously waived in the following amounts: Technology Growth Fund:
$1,667; and Corporate Bond Fund: $4,821.

A summary of the Board's considerations associated with its approval of the Management Agreement is included in the Trust's Semi-Annual Report for the fiscal period ended March 31, 2006.

SUB-ADVISERS

The High Yield Bond Fund

Halbis has entered into a sub-advisory agreement effective August 31, 2005 (the "Halbis Sub-Advisory Agreement") with the Investment Manager pursuant to which Halbis serves as discretionary investment adviser to the High Yield Bond Fund. The Halbis Sub-Advisory Agreement provides that Halbis shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Halbis Sub-Advisory Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Halbis Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Halbis Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than 60 days' written notice to Halbis, or by Halbis on not less than 60 days' written notice to the Trust.

Halbis is entitled to a fee for its investment advisory services, which is calculated at the following annual rates: 0.50% of the average daily net assets of the Fund up to $35 million and 0.40% of such net assets over $35 million and less than $70 million, and 0.35% of such net assets over $70 million.

For the year ended September 30, 2006 and the fiscal period ended September 30, 2005, the Investment Manager paid Halbis approximately $197,502 and $17,338 in sub-advisory fees.

Until September 1, 2005, Credit Suisse Asset Management, LLC ("Credit Suisse") served as investment sub-adviser to the High Yield Bond Fund pursuant to a sub-advisory agreement between the Investment Manager and Credit Suisse (the "Credit Suisse Sub-Advisory Agreement"). As of August 31, 2005, the Credit Suisse Sub-Advisory Agreement was terminated.

For the period October 1, 2004 through September 1, 2005, the Investment Manager paid Credit Suisse approximately $198,133 in sub-advisory fees. For the year ended September 30, 2004, the Investment Manager paid Credit Suisse approximately $182,619 in sub-advisory fees.

A summary of the Board's considerations associated with its approval of the Halbis Sub-Advisory Agreement is included in the Trust's Semi-Annual Report for the fiscal period ended March 31, 2005.

The Small Cap Value Fund

RCB has entered into a sub-advisory agreement (the "RCB Sub-Advisory Agreement" and, together with the Halbis Sub-Advisory Agreement, the "Sub-Advisory Agreements") with the Investment Manager. Pursuant to the RCB Sub-Advisory Agreement, RCB serves as discretionary investment adviser to the Small Cap Value Fund. The RCB Sub-Advisory Agreement provides that RCB shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the RCB Sub-Advisory Agreement with respect to the Small Cap Value Fund after its initial two year term must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Small Cap Value Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the RCB Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The RCB Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust or the Small Cap Value Fund terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Small Cap Value Fund, by a majority of the outstanding shares of the Small Cap Value Fund, on not less than 60 days' written notice to RCB, or by RCB on not less than 60 days' written notice to the Trust.

RCB is entitled to a fee for its investment advisory services to be paid by CNAM, Inc., which is accrued daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Small Cap Value Fund. For the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004, the Investment Manager paid RCB approximately $668,726, $618,947 and $311,386 in sub-advisory fees, respectively.

The use of the name "RCB" by the Trust is pursuant to the consent of RCB, which may be withdrawn if RCB ceases to be the investment adviser to the Small Cap Value Fund.

A summary of the Board's considerations associated with its approval of the RCB Sub-Advisory Agreement is included in the Trust's Semi-Annual Report for the fiscal period ended March 31, 2006.

PORTFOLIO MANAGERS

Information regarding CNAM, Inc. and each of the Sub-Advisers is contained in the Funds' Prospectuses under "Management of the Funds." Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund's portfolio (a "portfolio manager"), as identified in the Funds' Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager's compensation structure and (iii) the dollar range of the portfolio manager's investments in each Fund. All information provided below is as of September 30, 2006.

CNAM, Inc.

CNAM, Inc. manages the investment portfolios of the Large Gap Growth Fund, Large Cap Value Fund, Technology Growth Fund, Corporate Bond Fund, Government Bond Fund and California Bond Fund.

The compensation received from CNB by all CNAM, Inc. employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional's assigned portfolios' investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB's investment division's activities. Investment professionals are also eligible to participate in CNC's stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions ("employer contributions") each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Large Cap Growth Fund
---------------------

The individuals with responsibility for managing the Large Gap Growth Fund are Richard A. Weiss and Brian L. Garbe. Messrs. Weiss and Garbe managed the following accounts (including the Large Gap Growth Fund):

Mr. Weiss:

-------------------------------- ----------------- ----------------- ---------------------------- ------------------------
       Type of Accounts               Total         Total Assets     # of Accounts Managed with     Total Assets with
       ----------------               -----         -------------    ---------------------------    ------------------
                                  # of Accounts       (millions)     Performance-Based Advisory     Performance-Based
                                  --------------      ----------     ---------------------------    -----------------
                                     Managed                                     Fee              Advisory Fee (millions)
                                     -------                                     ---              -----------------------

-------------------------------- ----------------- ----------------- ---------------------------- ------------------------
Registered Investment                   2               $152.5                    0                         $0
Companies:
-------------------------------- ----------------- ----------------- ---------------------------- ------------------------
Other Pooled Investment                 0                 $0                      0                         $0
Vehicles:
-------------------------------- ----------------- ----------------- ---------------------------- ------------------------
Other Accounts:                         14              $22.7                     0                         $0
-------------------------------- ----------------- ----------------- ---------------------------- ------------------------

Mr. Garbe:

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
                                      Total                                                         Total Assets with
                                      -----                                                         -----------------
                                      # of                           # of Accounts Managed          Performance-Based
                                      ----                           ---------------------          -----------------
                                     Accounts       Total Assets     with Performance-Based            Advisory Fee
                                     --------       ------------     ----------------------            ------------
      Type of Accounts               Managed         (millions)           Advisory Fee                  (millions)
      ----------------               -------         ----------           ------------                  ----------

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
     Registered Investment
          Companies:                    3              $155.2                    0                          $0
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
    Other Pooled Investment
           Vehicles:                    0                $0                      0                          $0
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
        Other Accounts:                 8               $18.5                    0                          $0
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------


Mr. Garbe owns shares of the Large Cap Growth Fund of $1 - $10,000 in value. Mr. Weiss does not own any shares of the Fund.


Large Cap Value Fund
--------------------

The individuals with primary responsibility for managing the Large Gap Value Fund are Richard A. Weiss and Brian L. Garbe. Additional information about Messrs. Weiss and Garbe is set forth above under "Large Cap Growth Fund".


Each of Messrs. Garbe and Weiss owns shares of the Large Cap Value Fund of $1 - $10,000 in value.


Technology Growth Fund
----------------------

The individuals with primary responsibility for managing the Technology Growth Fund are Brian L. Garbe and Max Sasso. Additional information about Mr. Garbe is set forth above under "Large Gap Growth Fund". Mr. Sasso managed the following accounts (including the Technology Growth Fund):

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
                                      Total                                                         Total Assets with
                                      -----                                                         ------------------
                                      # of                           # of Accounts Managed          Performance-Based
                                      ----                           ---------------------          -----------------
                                     Accounts       Total Assets     with Performance-Based            Advisory Fee
                                     --------       ------------     ----------------------            ------------
       Type of Accounts              Managed         (millions)           Advisory Fee                  (millions)
       ----------------              -------         ----------           ------------                  ----------

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Registered Investment                   1               $2.7                     0                          $0
Companies:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Pooled Investment                 0                $0                      0                          $0
Vehicles:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Accounts:                         94              $89.4                    0                          $0
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------


Mr. Garbe owns shares of the Technology Growth Fund of $1 - $10,000 in value. Mr. Sasso does not own any shares of the Fund.


Corporate Bond Fund
-------------------

The individuals with primary responsibility for managing the Corporate Bond Fund are Rodney J. Olea and William C. Miller. Messrs. Olea and Miller managed the following accounts (including the Corporate Bond Fund):

Mr. Olea:


-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
                                      Total                                                         Total Assets with
                                      -----                                                         ------------------
                                      # of                           # of Accounts Managed          Performance-Based
                                      ----                           ---------------------          -----------------
                                     Accounts       Total Assets     with Performance-Based            Advisory Fee
                                     --------       ------------     ----------------------            ------------
       Type of Accounts              Managed         (millions)           Advisory Fee                  (millions)
       ----------------              -------         ----------           ------------                  ----------

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Registered Investment                   7             $4,539.7                   0                          $0
Companies:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Pooled Investment                 0                $0                      0                          $0
Vehicles:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Accounts:                         40             $425.2                    0                          $0
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------

Mr. Miller:

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
                                      Total                                                         Total Assets with
                                      -----                                                         ------------------
                                      # of                           # of Accounts Managed          Performance-Based
                                      ----                           ---------------------          -----------------
                                     Accounts       Total Assets     with Performance-Based            Advisory Fee
                                     --------       ------------     ----------------------            ------------
       Type of Accounts              Managed         (millions)           Advisory Fee                  (millions)
       ----------------              -------         ----------           ------------                  ----------

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Registered Investment                   5             $4,475.8                   0                          $0
Companies:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Pooled Investment                 0                $0                      0                          $0
Vehicles:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Accounts:                         68             $496.5                    0                          $0
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------

Neither Mr. Olea nor Mr. Miller own any shares of the Corporate Bond Fund.

Government Bond Fund
--------------------

The individuals with primary responsibility for managing the Government Bond Fund are Rodney J. Olea and Paul C. Single. Additional information about Mr. Olea is set forth above under "Corporate Bond Fund". Mr. Single managed the following accounts (including the Government Bond Fund):

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
The individuals with
primary responsibility
for managing the
Government Bond Fund are
Rodney J. Olea and Paul
C. Single. Additional
information about Mr.
Olea is set forth above
under "Corporate Bond
Fund". Mr. Single managed
the following accounts                Total                                                         Total Assets with
(including the Government             -----                                                         -----------------
Bond Fund):                           # of                           # of Accounts Managed          Performance-Based
                                      ----                           ---------------------          -----------------
                                     Accounts       Total Assets     with Performance-Based            Advisory Fee
                                     --------       ------------     ----------------------            ------------
       Type of Accounts              Managed         (millions)           Advisory Fee                  (millions)
       ----------------              -------         ----------           ------------                  ----------

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Registered Investment                   4             $4,451.0                   0                          $0
Companies:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Pooled Investment                 0                $0                      0                          $0
Vehicles:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Accounts:                         60             $275.5                    0                          $0
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------

Neither Mr. Olea nor Mr. Single own any shares of the Government Bond Fund.

California Tax Exempt Bond Fund
-------------------------------

The individuals with primary responsibility for managing the California Bond Fund are Rodney J. Olea and Alan Remedios. Additional information about Mr. Olea is set forth above under "Corporate Bond Fund". Mr. Remedios managed the following accounts (including the California Bond Fund):

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
                                      Total                                                         Total Assets with
                                      -----                                                         ------------------
                                      # of                           # of Accounts Managed          Performance-Based
                                      ----                           ---------------------          -----------------
                                     Accounts       Total Assets     with Performance-Based            Advisory Fee
                                     --------       ------------     ----------------------            ------------
       Type of Accounts              Managed         (millions)           Advisory Fee                  (millions)
       ----------------              -------         ----------           ------------                  ----------

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Registered Investment                   4             $4,421.6                   0                          $0
Companies:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Pooled Investment                 0                $0                      0                          $0
Vehicles:
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Other Accounts:                         77             $307.6                    0                          $0
-------------------------------- ----------------- ---------------- ----------------------------- ------------------------

Neither Mr. Olea nor Mr. Remedios own any shares of the California Bond Fund.

RCB

RCB manages the investment portfolio of the Small Cap Value Fund. The individuals with primary responsibility for managing the Fund are Jeffrey Bronchick and Thomas D. Kerr. Messrs. Bronchick and Kerr managed the following accounts (including the Small Cap Value Fund):

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
                                      Total                                                         Total Assets with
                                      -----                                                         ------------------
                                      # of                           # of Accounts Managed          Performance-Based
                                      ----                           ---------------------          -----------------
                                     Accounts       Total Assets     with Performance-Based            Advisory Fee
                                     --------       ------------     ----------------------            ------------
       Type of Accounts              Managed         (millions)           Advisory Fee                  (millions)
       ----------------              -------         ----------           ------------                  ----------

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
Registered Investment                1             $ 69.9                   0                            $0
Companies
------------------------------ -------------- ----------------- -------------------------- -------------------------------
Other Pooled Investment              1              $6.1                    1                           $6.1
Vehicles
------------------------------ -------------- ----------------- -------------------------- -------------------------------
Other Accounts                     1,243          $ 896.2                   0                            $0
------------------------------ -------------- ----------------- -------------------------- -------------------------------

Compensation for each of Messrs. Bronchick and Kerr is based on a combination of a competitive salary; a share in a bonus pool based on the profitability of the company and distributed according to a combination of contribution, peer review and other factors; and a pro rata share of available corporate profits as each is a principal of the firm. The bonus is paid annually at year-end.

Mr. Bronchick owns shares worth over $1,000,000 in value, and Mr. Kerr owns shares worth $10,001-$50,000 in value, of the Small Cap Value Fund.

Halbis

Halbis manages the investment portfolio of the High Yield Bond Fund. The individual with primary responsibility for managing the Fund is Richard A. Lindquist. Mr. Lindquist managed the following accounts (including the High Yield Bond Fund):

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
                                      Total                                                         Total Assets with
                                      -----                                                         ------------------
                                      # of                           # of Accounts Managed          Performance-Based
                                      ----                           ---------------------          -----------------
                                     Accounts       Total Assets     with Performance-Based            Advisory Fee
                                     --------       ------------     ----------------------            ------------
       Type of Accounts              Managed         (millions)           Advisory Fee                  (millions)
       ----------------              -------         ----------           ------------                  ----------

-------------------------------- ----------------- ---------------- ----------------------------- ------------------------
  Registered                     2                $51.1                     0                             $0
  Investment Companies
---------------------- ------------------ ------------------ ----------------------------- -----------------------------
  Other Pooled                   1                $5.3                      0                             $0
 Investment Vehicles
---------------------- ------------------ ------------------ ----------------------------- -----------------------------
   Other Accounts                5               $350.4                     0                             $0
---------------------- ------------------ ------------------ ----------------------------- -----------------------------

* These figures represent accounts of both Halbis and HSBC Investments (USA) Inc., as Halbis portfolio managers manage accounts on behalf of each of these entities.

Mr. Lindquist's compensation consists of a base salary and an incentive bonus. The total sum set aside for bonus payments each year is a function of HSBC Investments (USA) Inc.'s profitability as a whole. In determining the amount to allocate to each individual, three factors are assessed: (1) the performance of the company; (2) the performance of the investment team; and (3) the performance of the individual. During the annual appraisal process, each department manager reviews the team's performance and contribution to the company for the past year on an individual basis. Bonuses and salary increases are awarded based on the individual's contribution to the team. Promotions are awarded to individuals who have performed well beyond expectations for their respective levels.

Mr. Lindquist does not own any shares of the High Yield Bond Fund.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, except for RCB which generally provides for allocation in a random manner.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager or Sub-Adviser could share in investment gains.

The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days' written notice following an uncured material breach.

From April 1, 2002 through December 31, 2004 the Administrator was entitled to fees which were calculated based upon the aggregate average daily net assets ("Assets") of the Trust as follows: 0.10% of Assets not exceeding $2.5 billion; 0.08% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.06% of Assets exceeding $5 billion. As of January 1, 2005, the Administrator is entitled to fees calculated based on the following schedule: .065% of Assets not exceeding $2.5 billion; .045% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.025% of Assets exceeding $5 billion. Each Fund is subject to a minimum fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.

For the fiscal years ended September 30, 2006, September 30, 2005, and September 30, 2004, the Funds paid the following administrative fees:

-------------------------------- ------------------------------ ---------------------------- -----------------------------
             Fund                  Fiscal Year Ended 9/30/06     Fiscal Year Ended 9/30/05    Fiscal Year Ended 9/30/04
--------------------------------
                                   Fees Paid      Fees Waived     Fees Paid    Fees Waived     Fees Paid     Fees Waived
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
Large Cap Growth Fund              $24,981         N/A            $22,535        $1,793        $24,298         $3,033
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
Large Cap Value Fund               $52,286         N/A            $30,302        $2,586        $33,721         $5,043
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
Technology Growth Fund             $1,441          N/A            $1,463         $130          $1,887          $272
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
Small Cap Value Fund               $43,652         N/A            $44,123        $3,331        $29,412         $5,187
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
Corporate Bond Fund                $29,883         N/A            $30,727        $2,680        $37,035         $5,524
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
Government Bond Fund               $18,244         N/A            $15,005        $1,203        $15,382         $2,427
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
California Bond Fund               $14,128         N/A            $13,450        $1,126        $14,840         $2,289
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
High Yield Bond Fund               $22,538         N/A            $27,523        $2,499        $30,290         $4,664
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
Prime Money Fund                   $612,100        N/A            $457,411       $39,798       $491,131        $80,934*
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
Government Money Fund              $1,259,467      N/A            $1,330,954     $123,883      $1,799,024      $260,288*
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------
California Money Fund              $452,745        N/A            $433,449       $37,636       $583,338        $92,467*
-------------------------------- --------------- -------------- -------------- ------------- --------------- -------------

*The Administrator waived additional amounts in 2004 in order to maintain the yields of the Money Funds.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

PRINCIPAL DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class A shares of each Fund, Class S shares of the Money Funds and Class R shares of the Small Cap Value Fund, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of CNAM, Inc., that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, SEI Investments Fund Management (the "Transfer Agent"), a wholly owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Funds.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the "Custodian") of the Funds' assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust's independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds' federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objective of the Funds; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management's ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds' general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.

SMALL CAP VALUE FUND

Pursuant to the RCB Advisory Agreement, RCB determines which securities are to be purchased and sold by the Small Cap Value Fund and selects the broker-dealers to execute the Small Cap Value Fund's portfolio transactions.

Where possible, RCB effects purchase and sale transactions through dealers (including banks) which specialize in the types of securities held by the Small Cap Value Fund, unless better executions are available elsewhere. Purchases of portfolio securities for the Small Cap Value Fund also may be made directly from issuers or from underwriters. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, RCB uses reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. RCB considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research products, trading services and statistical information to RCB that RCB may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.

RCB may select a broker-dealer that furnishes such services, products and information even if the specific services are not directly useful to the Small Cap Value Fund and may be useful to RCB in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Small Cap Value Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by RCB to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of RCB's overall responsibilities to the Small Cap Value Fund. Products, services and informational items may be provided directly to RCB by the broker or may be provided by third parties but paid for directly or indirectly by the broker.

Where a particular service or product that a broker is willing to provide for soft dollars has not only a "research" application, but is also useful to RCB for non-"research" purposes, RCB will allocate the cost of the product or service between its research and non-research uses and pay only the "research" portion with soft dollars. Since this allocation of cost between research and non-research functions is determined solely by RCB, a conflict of interest may exist in its calculation.

Generally, RCB makes similar portfolio investment decisions for all of the client accounts and mutual funds it advises, including the Small Cap Value Fund. Therefore, it is possible that at times RCB will determine it is desirable to acquire or sell identical securities on behalf of the Small Cap Value Fund and such client accounts and other mutual funds. In those instances, trading decisions will be made in accordance with RCB's allocation policy. In such event, the position of the Small Cap Value Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Small Cap Value Fund at the same time, the Small Cap Value Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Small Cap Value Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Small Cap Value Fund is purchasing or selling, each day's transactions in such security will be allocated in between the Small Cap Value Fund and all such client accounts or mutual funds in a random manner. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Small Cap Value Fund is concerned. In other cases, however, it is believed that the ability of the Small Cap Value Fund to participate in volume transactions may produce better executions for the Small Cap Value Fund.

REGULAR BROKERS OR DEALERS

 "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. On September 30, 2006, the Prime Money Market Fund, Government Money Market Fund, Corporate Bond Fund, Large Cap Value Fund, Large Cap Growth Fund, Government Bond Fund, High Yield Bond Fund, RCB Small Cap Fund and Technology Growth Fund held securities of the Trust's "regular brokers or dealers" as follows:

--------------------------------- --------------------------------------- -----------------------------------------
Fund                              Name of Broker/Dealer                     Total $ Amount of Securities of Each
                                                                            Regular Broker-Dealer Held (in 000s)
--------------------------------- --------------------------------------- -----------------------------------------
Prime Money Market Fund           Barclays Capital, Inc.                  $160,000
                                  Banc of America
                                     Investment Services                  $150,000
                                  Bear, Steans, & Co., Inc.               $149,920
                                  Nomura Securities              I
                                  International, Inc.                     $125,000
                                  First Tennessee Bank                    $25,000
                                  Deutsche Bank Securities                $25,000
                                    Limited
                                  Lehman Brothers, Inc.                   $25,000
                                  UBS Warburg
                                    Painwebber, Inc.                      $24,960
                                  Citigroup, Inc.                         $24,982
                                  Merrill Lynch, Inc.                     $24,989
                                  Societe Generale Cowen                  $24,989
                                    Securities Corp.
                                  Fidelity Capital Markets                $203
--------------------------------- --------------------------------------- -----------------------------------------
Government Money Market Fund      Barclays Capital, Inc.                  $193,000
                                  Bear, Stearns, & Co., Inc.              $175,000
                                  Banc of America
                                     Investment Services
-------------------------------- ---------------------------------------  ---------------------------------------


-------------------------------- --------------------------------------- -----------------------------------------
                                  Nomura Securities              I        $150,000
                                  International, Inc.
                                  Deutsche Bank                           $150,000
                                    Securities Limited
                                  UBS Warburg                             $100,000
                                    Painwebber, Inc.
                                  Lehman Brothers Inc.                    $50,000
                                                                          $25,000

--------------------------------- --------------------------------------- -----------------------------------------
Corporate Bond Fund               Fidelity Capital Markets                $1,838
                                  J.P. Morgan Chase Bank                  $1,122
                                  Lehman Brothers, Inc.                   $1,107
                                  Citigroup Global Services               $1,034
                                  Credit Suisse Corp.                     $1,009
                                  Merrill Lynch, Inc.                     $986
                                  HSBC Securities, Inc.                   $985
                                  Countrywide Securities                  $982
                                  CIT Group                               $978
                                  Goldman, Sachs & Co.                    $978
                                  Morgan Stanley Dean
                                    Witter, Inc.                          $973
                                  Jefferies & Co., Inc.                   $665
                                  Deutsche Bank
                                    Securities Limited                    $526
                                  US Bancorp Investments                  $354
                                  Wachovia Securities, Inc.               $100

--------------------------------- --------------------------------------- -----------------------------------------
Large Cap Value Fund              Banc of America Corp.                   $3,771
                                  Citigroup, Inc.                         $3,367
                                  Wells Fargo                             $2,658
                                  Wachovia Securities, Inc.               $1,992
                                  Morgan Stanley Dean
                                  Witter, Inc.                            $1,968
                                  Goldman, Sachs & Company
                                  Fidelity Capital Markets                $1,895
                                  US Bancorp Investments                  $1,715
                                  Merrill Lynch, Inc.                     $1,594
                                  Lehman Brothers, Inc.                   $1,205
                                  CIT Group                               $1,108
                                  PNC Financial Services                  $705
                                  Suntrust Capital Markets, Inc.          $493
                                  Bank of New York
                                  SEI Investments Distribution Company    $487
                                                                          $409

                                                                          $11


--------------------------------- --------------------------------------- -----------------------------------------
Large Cap Growth Fund             Fidelity Capital Markets                $657
                                  Goldman, Sachs & Company
--------------------------------- --------------------------------------- -----------------------------------------


--------------------------------- --------------------------------------- -----------------------------------------
                                  Lehman Brothers Inc.                    $440
                                  T. Rowe Price                           $355
                                  Countrywide Securities                  $335
                                  Merrill Lynch, Inc.                     $301
                                  SEI Investments Distribution Company    $203

                                                                          $25


--------------------------------- --------------------------------------- -----------------------------------------
Government Bond Fund              Fidelity Capital Markets                $50

--------------------------------- --------------------------------------- -----------------------------------------
High Yield Bond                   Fidelity Capital Markets                $373
--------------------------------- --------------------------------------- -----------------------------------------
RCB Small Cap Value               Morgan Stanley Dean                     $3,053
                                    Witter, Inc.

--------------------------------- --------------------------------------- -----------------------------------------
Technology Growth Fund            Fidelity Capital Markets                $51
                                  SEI Investments
                                     Distribution Company                 $8

--------------------------------- --------------------------------------- -----------------------------------------


BROKERAGE

For the indicated fiscal years, the indicated Funds paid the following brokerage commissions:

-------------------------- ---------------- ---------------------- ------------------ ----------------------
                               Total $         Total $ Amount         % of Total          % of Total
                              Amount of         of Brokerage          Brokerage            Brokerage
       Year Ending            Brokerage         Commissions        Commissions Paid       Transactions
   September 30, 2006        Commissions           Paid to           to Affiliated      Effected Through
                                Paid         Affiliated Brokers         Brokers        Affiliated Brokers
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Growth Fund          $39,100               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Value Fund          $128,051               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Technology Growth Fund         $2,373                N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Small Cap Value Fund          $220,565               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------

-------------------------- ---------------- ---------------------- ------------------ ----------------------
                               Total $         Total $ Amount         % of Total          % of Total
                              Amount of         of Brokerage          Brokerage            Brokerage
       Year Ending            Brokerage         Commissions        Commissions Paid       Transactions
   September 30, 2006        Commissions           Paid to           to Affiliated      Effected Through
                                Paid         Affiliated Brokers         Brokers        Affiliated Brokers
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Growth Fund          $36,906               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Value Fund           $56,402               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Technology Growth Fund         $4,757                N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Small Cap Value Fund          $149,247               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------


-------------------------- ---------------- ---------------------- ------------------ ----------------------
                               Total $         Total $ Amount         % of Total          % of Total
                              Amount of         of Brokerage          Brokerage            Brokerage
       Year Ending            Brokerage         Commissions        Commissions Paid       Transactions
   September 30, 2006        Commissions           Paid to           to Affiliated      Effected Through
                                Paid         Affiliated Brokers         Brokers        Affiliated Brokers
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Growth Fund          $53,783               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Large Cap Value Fund           $56,352               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Technology Growth Fund         $6,315                N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------
Small Cap Value Fund           $88,340               N/A                  N/A                  N/A
-------------------------- ---------------- ---------------------- ------------------ ----------------------


Of the total brokerage commissions paid by the Large Cap Growth Fund, Large Cap Value Fund, and Technology Growth Fund during the fiscal year ended September 30, 2006, a total of $169,029 (99.7%) was paid to firms which provided research services to the Investment Manager as well as execution services.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

The Funds may also derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, such Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

The amount of dividend payments by any Fund depends on the amount of net investment income and net capital gains received by such Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of a Fund's earnings and profits. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) "qualified dividend income" distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the ex-dividend date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the Government Bond Fund, the Government Money Fund, the California Bond Fund or the California Money Fund to the extent they are not subject to state or federal income taxes).

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Funds' net asset values per share are determined (each a "Business Day"), the Money Funds' net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Money Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of a Money Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund's distributions.

FEDERAL INCOME TAXES

It is the policy of each Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, each Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, each Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of its taxable years
(i) at least 50% of the market value of each Fund's total assets is represented by cash or cash items (including receivables) Government Securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of such Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer (other than Government Securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, that the Funds distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, each Fund must distribute annually at least (1) 90% of its "investment company taxable income" (as that term is defined in the Code), and (2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Funds of long-term capital gain and "qualified dividend income," properly designated as such, will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.

The Funds may invest in some VRDNs that have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Regulations affect the application to non-U.S. investors of the back-up withholding and withholding tax rules. In some circumstances, these rules increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of U.S. withholding tax under tax treaties. Non-U.S. investors should consult their tax advisers with respect to the potential application of these regulations.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of "qualified dividend income."

Each Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If a Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that a Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, such Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of such Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of a Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of a Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of a Fund.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, such Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by such Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of any foreign income taxes paid by such Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by such Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by such Fund) to be included in their income tax returns. If 50% or less in value of such Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by such Fund. In this case, these taxes will be taken as a deduction by such Fund.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a "Qualified Electing Fund" under Code Section 1295 or (ii) elect to "mark-to-market" the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Among the recent changes in U.S. federal tax law is a new exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004, and before January 1, 2008. Again, this applies unless the recipient is a resident alien. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

CALIFORNIA INCOME TAX

The California Bond Fund and the California Money Fund intend to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). Each of these two Funds will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations"), and (2) the Fund continues to qualify as a regulated investment company.

If a Fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. The Fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a Fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund and attributable to the production of tax-exempt income will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION

THE EQUITY FUNDS AND THE BOND FUNDS

The net asset value per share of each of the Equity Funds and the Bond Funds is calculated as follows: all Fund liabilities incurred or accrued are deducted from the valuation of the Fund's total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds' determination of net asset value) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager's (or the Sub-Adviser's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

THE MONEY FUNDS

The Money Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Funds' investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Fund's net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                                DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") for the Class A shares of the Funds, the Class S shares of the Money Funds and the Class R shares of the Small Cap Value Fund, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class A, Class S and Class R shares provides that the Trust will pay the Distributor a fee of up to 0.50% of the average daily net assets of each Fund's Class A, Class S and Class R shares that the Distributor can use to compensate broker-dealers and service providers, including the Investment Manager and affiliates of the Distributor, that provide distribution-related services to the Class A, Class S and Class R shareholders or to their customers who beneficially own the Class A, Class S and Class R shares. During the fiscal period ending September 30, 2004, the annual distribution fee rate for the Equity Funds' and the Bond Funds' Class A shares (other than the Technology Growth Fund and the High Yield Bond Fund) was 0.25%. The annual distribution fee rate for the Class A shares of the Technology Growth Fund and the High Yield Bond Fund was 0.30%. The annual distribution fee rate for the Small Cap Value Fund's Class R shares was 0.25%. The annual distribution fee rate for the Money Funds' Class A and Class S shares was 0.50%.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of any of the distribution plan or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee.

Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days' notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Investment Manager on behalf of the shares of the Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ending September 30, 2006, the Funds paid the Distributor the following distribution fees under the Plan.

--------------------------- ------------------------ -----------------------------------
  Fiscal Year Ended            Total Fees Paid       Total Fees Paid Directly to Other
  September 30, 2006          To the Distributor        Broker-Dealers and Financial
                                                                Intermediaries
--------------------------- ------------------------ -----------------------------------
Class A Shares
--------------------------- ------------------------ -----------------------------------
Large Cap Growth Fund             $24,363              -
--------------------------- ------------------------ -----------------------------------
Large Cap Value Fund              $30,428              -
--------------------------- ------------------------ -----------------------------------
Technology Growth Fund            $4,215               -
--------------------------- ------------------------ -----------------------------------
Small Cap Value Fund              $29,995              -
--------------------------- ------------------------ -----------------------------------
Corporate Bond Fund               $3,466               -
--------------------------- ------------------------ -----------------------------------
Government Bond Fund              $2,093               -
--------------------------- ------------------------ -----------------------------------
California Bond Fund              $3,048               -
--------------------------- ------------------------ -----------------------------------
High Yield Bond Fund              $58,557              -
--------------------------- ------------------------ -----------------------------------
Prime Money Fund                  $1,020,783           $416,964
--------------------------- ------------------------ -----------------------------------
Government Money Fund             $1,855,761           $4,093,414
--------------------------- ------------------------ -----------------------------------
California Money Fund             $372,911             $1,550,435
--------------------------- ------------------------ -----------------------------------
Class S Shares
--------------------------- ------------------------ -----------------------------------
Prime Money Fund                  $1,339,192         -
--------------------------- ------------------------ -----------------------------------
Government Money Fund             $1,239,707         -
--------------------------- ------------------------ -----------------------------------
California Money Fund             $475,329           -
--------------------------- ------------------------ -----------------------------------
Class R Shares
--------------------------- ------------------------ -----------------------------------
Small Cap Value Fund              -                  $131,889
--------------------------- ------------------------ -----------------------------------

Of these amounts, $12,039 in unreimbursed expenses with respect to Class R of the RCB Fund, representing 0.02% of the Fund's assets as of September 30, 2006, were incurred under the Plan and carried over for future use by the Fund pursuant to the Plan. In addition, $30,846 in distribution fees with respect to Class R of the RCB Fund, representing 0.04% of the Fund's assets as of September 30, 2006, had been refunded to the Distributor by a broker-dealer to correct an overpayment, and have been carried over for future use by the Fund pursuant to the Plan.


                         SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Funds' average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds' shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Funds' Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal years ending September 30, 2006, September 30, 2005, and September 30, 2004 pursuant to the Shareholder Services Agreement, the Class A, Class S, Class R and Institutional Class shares of the Funds paid CNB the following fees:


---------------------------------- --------------------- -------------------- ------------------ -------------------
  Fees Paid, Fiscal Year Ended           Class A               Class S             Class R         Institutional
             9/30/06                                                                                   Class
---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Growth Fund                         $48,725                N/A                N/A                $88,217
---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Value Fund                          $60,856                N/A                N/A               $205,328
---------------------------------- --------------------- -------------------- ------------------ -------------------
Technology Growth Fund                         $7,728                N/A                N/A                 $2,983
---------------------------------- --------------------- -------------------- ------------------ -------------------
Small Cap Value Fund                          $59,990                N/A           $263,779                $34,799
---------------------------------- --------------------- -------------------- ------------------ -------------------


---------------------------------- --------------------- -------------------- ------------------ -------------------
Corporate Bond Fund                            $6,932                N/A                N/A               $131,223
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Bond Fund                           $4,186                N/A                N/A                $80,146
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Bond Fund                           $6,096                N/A                N/A                $60,631
---------------------------------- --------------------- -------------------- ------------------ -------------------
High Yield Bond Fund                         $107,355                N/A                N/A                $52,766
---------------------------------- --------------------- -------------------- ------------------ -------------------
Prime Money Fund*                          $2,252,432         $1,794,511                N/A               $893,203
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Money Fund*                     $9,272,974         $1,658,574                N/A               $125,709
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Money Fund*                     $3,077,261           $646,446                N/A               $200,268
---------------------------------- --------------------- -------------------- ------------------ -------------------


---------------------------------- --------------------- -------------------- ------------------ -------------------
  Fees Paid, Fiscal Year Ended           Class A               Class S             Class R         Institutional
             9/30/05                                                                                   Class
---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Growth Fund                         $17,350                N/A                N/A                $75,203
---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Value Fund                          $22,264                N/A                N/A               $101,968
---------------------------------- --------------------- -------------------- ------------------ -------------------
Technology Growth Fund                         $3,373                N/A                N/A                 $2,632
---------------------------------- --------------------- -------------------- ------------------ -------------------
Small Cap Value Fund                          $28,023                N/A           $124,007                $29,993
---------------------------------- --------------------- -------------------- ------------------ -------------------
Corporate Bond Fund                            $3,833                N/A                N/A               $122,421
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Bond Fund                           $1,064                N/A                N/A                $60,871
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Bond Fund                           $5,452                N/A                N/A                $49,928
---------------------------------- --------------------- -------------------- ------------------ -------------------
High Yield Bond Fund                          $53,777                N/A                N/A                $59,033
---------------------------------- --------------------- -------------------- ------------------ -------------------
Prime Money Fund                             $402,497           $270,729                N/A               $890,508
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Money Fund                      $3,205,052           $423,845                N/A               $111,555
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Money Fund                      $1,043,837            $71,308                N/A               $233,266
---------------------------------- --------------------- -------------------- ------------------ -------------------


---------------------------------- --------------------- -------------------- ------------------ -------------------
  Fees Paid, Fiscal Year Ended           Class A               Class S             Class R         Institutional
             9/30/04                                                                                   Class
---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Growth Fund                          $8,967                N/A                N/A                $63,487
---------------------------------- --------------------- -------------------- ------------------ -------------------
Large Cap Value Fund                          $10,326                N/A                N/A                $92,460
---------------------------------- --------------------- -------------------- ------------------ -------------------
Technology Growth Fund                         $3,093                N/A                N/A                 $2,632
---------------------------------- --------------------- -------------------- ------------------ -------------------
Small Cap Value Fund                          $13,719                N/A            $59,352                $18,514
---------------------------------- --------------------- -------------------- ------------------ -------------------
Corporate Bond Fund                            $2,765                N/A                N/A               $110,065
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Bond Fund                             $490                N/A                N/A                $46,707
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Bond Fund                           $3,731                N/A                N/A                $41,672
---------------------------------- --------------------- -------------------- ------------------ -------------------
High Yield Bond Fund                          $49,169                N/A                N/A                $43,484
---------------------------------- --------------------- -------------------- ------------------ -------------------
Prime Money Fund*                            $307,314           $190,525                N/A               $785,266
---------------------------------- --------------------- -------------------- ------------------ -------------------
Government Money Fund*                     $3,285,172           $343,474                N/A               $129,841
---------------------------------- --------------------- -------------------- ------------------ -------------------
California Money Fund*                     $1,036,601            $61,946                N/A               $266,529
---------------------------------- --------------------- -------------------- ------------------ -------------------

* CNB waived additional fees for Class A and Class S in order to maintain the Money Funds' yields.

                               DEALER COMMISSIONS

The Distributor receives a sales charge on purchases of Class R shares of the Small Cap Value Fund, some or all of which is reallowed to retail dealers, as follows:

           ------------------------------------ ----------------------------
                                                Dealer Commission as a %
           Your investment                      of offering price
           ---------------                      -----------------
           ------------------------------------ ----------------------------
           Less than $50,000                    3.50%
           ------------------------------------ ----------------------------
           $50,000 but less than $100,000       3.00%
           ------------------------------------ ----------------------------
           $100,000 but less than $200,000      2.50%
           ------------------------------------ ----------------------------
           $200,000 but less than $300,000      2.00%
           ------------------------------------ ----------------------------
           $300,000 but less than $500,000      1.00%
           ------------------------------------ ----------------------------
           $500,000 or more                     None
           ------------------------------------ ----------------------------

                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as Investment Manager, CNAM, Inc. has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described in the Prospectuses.

                                 CODE OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings. No later than 65 days after the end of each first and third fiscal quarter of the Trust, lists of each Fund's complete portfolio holdings as of the end of such quarter will be made available on the Funds' website. The Trust also files the Funds' complete portfolio schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust's second and fourth fiscal quarters, lists of each Fund's complete portfolio holdings will be made available in the Funds' annual and semi-annual reports, which are mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports are also available on the Funds' website. Certain other general information regarding the portfolio holdings of each Fund may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Funds' website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust's portfolio holdings may be disclosed to any third party except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the "CCO") of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient's written agreement to maintain the confidentiality of the information and not to trade based on the information. Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting. As of January 22, 2007, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Administrator and the Custodian pursuant to fund accounting and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust's portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor's, and Bloomberg L.P. pursuant to agreements under which each Fund's portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust's website.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust's agreements with such service providers, including an obligation not to trade on such information. The Trust's independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust's website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust's portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust's investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the Funds' shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust's portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

                                  PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager's general management of the Funds, subject to the Board's continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Small Cap Value Fund to RCB.

A conflict of interest may be deemed to occur when CNAM, Inc. or RCB or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise CNAM, Inc.'s or RCB's independence of judgment and action in judging the proxy. If such a conflict occurs, CNAM, Inc. or RCB is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the
                                      -72-

Funds' website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Certain information regarding the proxy voting policies of CNAM, Inc. and RCB is summarized below.

CNAM, Inc.

CNAM, Inc. has hired Institutional Shareholder Services ("ISS"), a third-party proxy voting service, to vote proxies on its behalf, and has adopted ISS' proxy voting guidelines. CNAM, Inc. has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (a) any issue or proposal designated in the guidelines to be voted on a "case by case basis" and (b) any issue or proposal not listed in the guidelines according to ISS' recommendation.

CNAM, Inc. reserves the right to withdraw any proxy item from ISS and to vote the proxy item, if CNAM, Inc. determines that no material conflict of interest exists. Such proxy item will be submitted to CNAM, Inc.'s Management Committee, which will determine the vote for each of the proposals in a manner consistent with the Funds' best interests. If CNAM, Inc. determines that a material conflict of interest exists, the Management Committee will not vote and the proxy item will be returned to ISS for voting in accordance with ISS' guidelines.

ISS's general positions on various proposals are as follows:

1. ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS' threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

2. ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting. ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

3. ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

4. ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

RCB

RCB's Operations Department, in consultation with its Chief Investment Officer, is ultimately responsible for ensuring that all proxies received by RCB are voted in a timely manner. RCB considers each proxy issue individually and on a case-by-case basis. It is RCB's policy to vote in favor of those proposals which advance the sustainable economic value of the companies, and thus of the shareholders whose securities it holds.

If a proxy proposal raises a material conflict of interest, RCB will disclose the conflict to the Trust and obtain its consent to the proposed vote prior to voting the securities.

RCB's general positions on various proposals are as follows:

1. RCB generally votes against issues that seek to entrench the board of directors and management of a company through anti-takeover measures, staggered board terms, super-majority requirements and poison pill provisions.

2. RCB is highly sensitive to any measures that potentially dilute shareholder interests through new security issuance or excessive management compensation through equity gifting.

3. RCB will not vote in favor of any "social" issues unless it deems that such issues directly advance shareholder value.

4. RCB generally votes in favor of measures that provide shareholders with greater abilities to nominate directors, hold directors and management accountable for performance, and allow shareholders to directly vote on takeover proposals by third parties.

                               GENERAL INFORMATION

The Trust was organized as a statutory trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class A and Institutional Class), other than (a) the Money Funds, which also offer Class S shares, and (b) the Small Cap Value Fund, which also offers Class R shares. Currently, the Trust offers shares of sixteen series, including the eleven series described in this SAI. Two additional series have been organized but have not commenced operations. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 5, 2007, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.


------------------------------------- ------------------------------------------ ----------------------------
                Fund                                 Shareholder                          % of Fund
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Money Market    National Financial Services, LLC                     64.50%
Fund                                  Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ------------------------------------------ ----------------------------
Government Money Market Fund          National Financial Services, LLC                     58.00%
                                      Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ------------------------------------------ ----------------------------
                                      City National Bank                                   29.63%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Government Bond Fund                  City National Bank                                   49.18%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
------------------------------------- ------------------------------------------ ----------------------------

------------------------------------- ------------------------------------------ ----------------------------
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
                                      City National Bank                                   25.61%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Corporate Bond Fund                   City National Bank                                   66.25%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Large Cap Growth Equity Fund          City National Bank                                   40.40%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Large Cap Value Fund                  City National Bank                                   25.00%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Bond Fund       City National Bank                                   75.15%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Prime Money Market Fund               City National Bank                                   54.97%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Technology Growth Fund                City National Bank                                   31.41%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
                                      NFS LLC FEBO                                         28.64%
                                      Howard M. Brandes TTEE
                                      Howard M Brandes Family Tr
                                      U/A 6/26/84
                                      10670 Wilkins Ave. #2
                                      Los Angeles, CA  90024-5842
------------------------------------- ------------------------------------------ ----------------------------

As of January 5, 2007, the following shareholders held of record the following numbers of shares of the following classes of each of the Funds.

------------------------------------- ------------------------------------------ ----------------------------
                Fund                                 Shareholder                         % of Class
------------------------------------- ------------------------------------------ ----------------------------
Prime Money Market Fund,              National Financial Services, LLC                     17.43%
Institutional Class                   Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ------------------------------------------ ----------------------------
Prime Money Market Fund,              City National Bank                                   82.54%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Government Money Market Fund,         City National Bank                                   99.74%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Money Market    City National Bank                                   99.99%
Fund, Institutional Class             Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
High Yield Bond Fund, Institutional   City National Bank                                   14.03%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
High Yield Bond Fund, Institutional   City National Bank                                   50.96%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
High Yield Bond Fund, Institutional   City National Bank                                   23.14%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
High Yield Bond Fund,                 City National Bank                                    7.49%
Institutional Class                   PO Box 60520
                                      Los Angeles, CA 90060-0520
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Bond Fund,      City National Bank                                   42.27%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Bond Fund,      City National Bank                                   35.76%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
------------------------------------- ------------------------------------------ ----------------------------


------------------------------------- ------------------------------------------ ----------------------------
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Bond Fund,      City National Bank                                   21.86%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      P. O. Box 60520
                                      Los Angeles, CA 90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Large Cap Value Equity Fund,          City National Bank                                   28.58%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Large Cap Value Equity Fund,          City National Bank                                   11.09%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Large Cap Value Equity Fund,          City National Bank                                    6.06%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Large Cap Value Equity                City National Bank                                   18.55%
Fund, Institutional Class             PO Box 60520
                                      Los Angeles, CA 90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Large Cap Growth Equity Fund,         City National Bank                                   52.17%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Large Cap Growth Equity Fund,         City National Bank                                   28.96%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Large Cap Growth Equity Fund,         City National Bank                                   14.15%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Corporate Bond Fund, Institutional    City National Bank                                   67.68%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Corporate Bond Fund, Institutional    City National Bank                                   17.46%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------


------------------------------------- ------------------------------------------ ----------------------------
Corporate Bond Fund, Institutional    City National Bank                                   13.07%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Government Bond Fund, Institutional   City National Bank                                   51.37%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Government Bond Fund, Institutional   City National Bank                                   26.75%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Government Bond Fund, Institutional   City National Bank                                   18.61%
Class                                 Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Technology Growth Fund,               City National Bank                                   65.90%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Technology Growth Fund,               City National Bank                                   32.10%
Institutional Class                   PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
RCB Small Cap Value Fund,             City National Bank                                   35.63%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520
------------------------------------- ------------------------------------------ ----------------------------
RCB Small Cap Value Fund,             City National Bank                                   17.07%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520
------------------------------------- ------------------------------------------ ----------------------------
RCB Small Cap Value Fund,             City National Bank                                   12.20%
Institutional Class                   Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA 90060-0520
------------------------------------- ------------------------------------------ ----------------------------
RCB Small Cap Value Fund,             City National Bank                                   30.47%
Institutional Class                   PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
High Yield Bond Fund, Class A         NFS LLC FEBO                                         24.70%
                                      The Angell Family Trust
                                      Perry Oretzky TTEE
                                      MM024
------------------------------------- ------------------------------------------ ----------------------------


------------------------------------- ------------------------------------------ ----------------------------
                                      10880 W. Wilshire Blvd. #920
                                      Los Angeles, CA  90024-4110
------------------------------------- ------------------------------------------ ----------------------------
California Tax-Exempt Bond Fund,      NFS LLC FEBO                                          8.35%
Class A                               Sarah Jane Anderson
                                      Irvine, CA 92612
------------------------------------- ------------------------------------------ ----------------------------
California Tax-Exempt Bond Fund,      NFS LLC FEBO                                         44.39%
Class A                               Sarah F. Manson
                                      Los Angeles, CA  90049-2304
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Bond Fund,      NFS LLC FEBO                                          8.86%
Class A                               Markovic Tr
                                      Nandor Markovic
                                      U/A 01/01/89
                                      Beverly Hills, CA 90211-3502
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt                 NFS LLC FEBO                                          8.86%
Bond Fund, Class A                    Paul Mandel
                                      Rhoda Mandel TTEE
                                      Mandel Family Tr
                                      Beverly Hills, CA 90210-3415
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt                 NFS LLC FEBO                                         12.69%
Bond Fund, Class A                    Toni Howard
                                      MM012
                                      8383 Wilshire Blvd. #500
                                      Beverly Hills, CA 90211-2410
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Bond Fund,      NFS LLC FEBO                                          5.14%
Class A                               Debra L Barach
                                      Encino, CA 91316-3710
------------------------------------- ------------------------------------------ ----------------------------
Corporate Bond Fund, Class A          NFS LLC FEBO                                         19.01%
                                      Susan L Parker
                                      Laguna Hills, CA  92653-5889
------------------------------------- ------------------------------------------ ----------------------------
Corporate Bond Fund, Class A          NFS LLC FEBO                                         16.80%
                                      Lucien J Meyers TTEE
                                      Meyers Family Tr
                                      U/A 3/24/93
                                      Fillmore, CA 93015-1304
------------------------------------- ------------------------------------------ ----------------------------
Corporate Bond Fund, Class A          NFS LLC FEBO                                          9.21%
                                      Ms Lisa Sandy Brown TTEE
                                      Little Ziggy's Folly Inc.
                                      c/o Barkin Perrin & Schwager
                                      5855 Topanga Canyon Blvd. #410
                                      Woodland Hills, CA  91367
------------------------------------- ------------------------------------------ ----------------------------
Corporate Bond Fund, Class A          NFS LLC FEBO                                          5.61%
                                      Michael G Wood Revocable Trust
                                      Michael G Wood
                                      U/A 10/09/1998
                                      Chula Vista, CA 91915-2183
------------------------------------- ------------------------------------------ ----------------------------
Government Bond,                      NFS LLC FEBO                                         54.18%
Class A                               West Branch Regional Medical C
                                      2463 SO M-30
------------------------------------- ------------------------------------------ ----------------------------


------------------------------------- ------------------------------------------ ----------------------------
                                      West Branch, MI 48661
------------------------------------- ------------------------------------------ ----------------------------
Government Bond,                      NFS LLC FEBO                                          5.90%
Class A                               Susan L. Parker
                                      Laguna Hills, CA  92653-5889
------------------------------------- ------------------------------------------ ----------------------------
Government Bond,                      NFS LLC FEBO                                          5.52%
Class A                               NFS/FMTC SEP IRA
                                      FBO Lynne S Hague
                                      Culver City, CA 90230-4333
------------------------------------- ------------------------------------------ ----------------------------
Technology Growth Fund, Class A       NFS LLC FEBO                                         54.00%
                                      Howard M. Brandes TTEE
                                      Howard M Brandes Family Tr
                                      U/A 6/26/84
                                      10670 Wilkins Ave. #2
                                      Los Angeles, CA  90024-5842
------------------------------------- ------------------------------------------ ----------------------------
Technology Growth Fund, Class A       NFS LLC FEBO                                          5.22%
                                      Art Linson TTEE
                                      The Art Linson Production Inc
                                      Ret Tr Psp
                                      210 Palisades Ave
                                      Santa Monica, CA 90402-2734
------------------------------------- ------------------------------------------ ----------------------------
Prime Money Market Fund, Class A      National Financial Services, LLC                     35.24%
                                      Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ------------------------------------------ ----------------------------
Prime Money Market Fund, Class A      City National Bank                                   64.76%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Government Money Market Fund, Class   National Financial Services, LLC                     66.19%
A                                     Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ------------------------------------------ ----------------------------
Government Money Market Fund, Class   City National Bank                                   35.24%
A                                     Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Money Market    National Financial Services, LLC                     81.46%
Fund, Class A                         Attn: Frank Bertola
                                      200 Liberty Street, 5th Floor
                                      New York, NY  10281-5500
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Money Market    City National Bank                                   18.54%
Fund, Class A                         Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Small Cap Value Fund, Class A         NFS LLC FEBO                                          6.90%
                                      Robert D. Beyer TTEE
                                      Beyer Chdrns TR Partshp
------------------------------------- ------------------------------------------ ----------------------------



------------------------------------- ------------------------------------------ ----------------------------
                                      U/A 8/30/96
                                      P.O. Box 49975
                                      Los Angeles, CA  90049
------------------------------------- ------------------------------------------ ----------------------------
Prime Money Market Fund, Class S      City National Bank                                    100%
                                      Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
Government Money Market Fund, Class   City National Bank                                    100%
S                                     Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------
California Tax Exempt Money Market    City National Bank                                    100%
Fund, Class S                         Fiduciary for Various Accounts
                                      Attn:  Trust Ops/Mutual Funds
                                      PO Box 60520
                                      Los Angeles, CA  90060-0520
------------------------------------- ------------------------------------------ ----------------------------

As of January 23, 2007, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.

                             PERFORMANCE INFORMATION

As noted in the Prospectuses, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds' 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

                               YIELD = 2[(1+[a-b]/cd)(6) - 1]


      Where:       a     =     dividends and interest earned during the period.

                   b     =     expenses accrued for the period (net of
                               reimbursement).

                   c     =     the average daily number of shares outstanding
                               during the period that were entitled to receive dividends.

                   d     =     the maximum offering price per share on the last
                               day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Current yield reflects the interest income per share earned by the Money Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

            Effective Yield = [(Base Period Return + 1)(365/7)] - 1

Investors should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. Assuming a California tax rate of 9.3% and a federal tax rate of 35% the effective tax rate based on the combination of the state and federal rates is 41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                               P(1 + T)(n) = ERV

      Where:       P     =     a hypothetical initial payment of $1,000.


                   T     =     average annual total return.


                   n     =     number of years.

                   ERV   =     Ending Redeemable Value of a
                               hypothetical $1,000 investment made
                               at the beginning of a l-, 5- or
                               10-year period at the end of a l-,
                               5- or 10-year period (or fractional
                               portion thereof), assuming
                               reinvestment of all dividends and
                               distributions and complete
                               redemption of the hypothetical
                               investment at the end of the
                               measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the SEC expressed as follows:

                               P(1 + T)(n) = ATV(D)

      Where:       P      =    a hypothetical initial payment of $1,000.


                   T      =    average annual total return (after taxes
                               on distributions).


                   n      =    number of years.

                   ATV(D) =    ending value of a hypothetical
                               $1,000 investment made at the
                               beginning of a l-, 5- or 10-year
                               period at the end of a l-, 5- or
                               10-year period (or fractional
                               portion thereof), after taxes on
                               Fund distributions but not after
                               taxes on redemption, assuming
                               reinvestment of all dividends and
                               distributions and complete
                               redemption of the hypothetical
                               investment at the end of the
                               measuring period.


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions and redemption" figures are computed according to a formula prescribed by the SEC expressed as follows:

                               P(1 + T)(n) = ATV(DR)

      Where:       P         =     a hypothetical initial payment of $1,000.


                   T         =     average annual total return (after taxes on
                                   distributions and redemption).


                   n         =     number of years.

                   ATV(DR)   =     ending value of a hypothetical
                                   $1,000 investment made at the
                                   beginning of a l-, 5- or 10-year
                                   period at the end of a l-, 5- or
                                   10-year period (or fractional
                                   portion thereof), after taxes on
                                   Fund distributions and redemption,
                                   assuming reinvestment of all
                                   dividends and distributions and
                                   complete redemption of the
                                   hypothetical investment at the end
                                   of the measuring period.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity and Bond Funds may be purchased and redeemed on days when the New York Stock Exchange (the "NYSE") is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Money Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the "Federal Reserve") are open for business. The Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds (other than the Small Cap Value
Fund) subject to the satisfaction of enhanced due diligence. The Small Cap Value Fund does not accept investments by non-U.S. persons.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your "Authorized Institution") will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Prospectuses of the Funds and this SAI do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

In 2000, the Board of Trustees approved a change in the Trust's fiscal year-end from October 31, to September 30. Audited financial statements for the Funds contained in the Annual Reports to Shareholders of the Funds for the fiscal year ending September 30, 2006, are available on request and are incorporated herein by reference.

Audited financial statements for the RCB Predecessor Fund contained in the Annual Report to Shareholders of the RCB Predecessor Fund for the fiscal periods ending September 30, 2001 and June 30, 2001, are available on request and are incorporated herein by reference.

              APPENDIX A - RATINGS OF INVESTMENT SECURITIES


Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch IBCA, Duff & Phelps Inc. ("Fitch").

Standard & Poor's Rating Group
------------------------------
Bond Ratings

         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 367 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C This designation is assigned to short-term obligations with doubtful capacity for payment.

         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.
-------------------------------

Bond Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Duff and Phelps, Inc.
---------------------------------

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds rated C are in imminent default in payment of interest or principal.

         DDD, DD and D      Bonds rated DDD, DD and D are in actual default of
                  interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

                       STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                      AHA SOCIALLY RESPONSIBLE EQUITY FUND


                     Class A and Institutional Class Shares



                                January 31, 2007
                        As supplemented February 5, 2007




Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated January 31, 2007, which may be amended from time to time, for the AHA Limited Maturity Fixed Income Fund (the "Limited Maturity Fixed Income Fund"), the AHA Full Maturity Fixed Income Fund (the "Full Maturity Fixed Income Fund"), the AHA Balanced Fund (the "Balanced Fund"), the AHA Diversified Equity Fund (the "Diversified Equity Fund") and the AHA Socially Responsible Equity Fund (the "Socially Responsible Equity Fund").


The Limited Maturity Fixed Income Fund and the Full Maturity Fixed Income Fund are referred to herein as the "Bond Funds." The Balanced Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund are referred to herein as the "Equity Funds." The Bond Funds and the Equity Funds are referred to herein as the "Funds."


Each of the Funds is a series of CNI Charter Funds (the "Trust"), an open-end management investment company. Audited financial statements for each of the Funds contained in the Annual Reports to Shareholders of the Funds for the fiscal year ended September 30, 2006 are incorporated herein by reference. Audited financial statements for each of the Predecessor Funds (as defined in this SAI) contained in the Annual Reports to Shareholders of each of the Predecessor Funds for the fiscal year ended June 30, 2005 and the fiscal period ended September 30, 2005 are also incorporated herein by reference.

The Large Cap Growth Equity Fund, the Large Cap Value Equity Fund, the Technology Growth Fund, the RCB Small Cap Value Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund and the California Tax Exempt Money Market Fund series of the Trust (collectively the "CNI Funds") are offered through separate Prospectuses and a separate Statement of Additional Information. Audit financial statements for each of the CNI Funds are contained in a separate Annual Report to Shareholders for the fiscal year ended September 30, 2006.

To obtain a free copy of the above-referenced Prospectuses or Annual Reports for the Funds, please call 1-800-445-1341 or visit www.ahafunds.org. To obtain a free copy of the above-referenced Prospectuses, Statement of Additional Information or Annual Reports for the CNI Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com.



                                                                 CNI-SX-004-0200

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


PREDECESSOR FUNDS.............................................................1

THE FUNDS.....................................................................1

INVESTMENT TECHNIQUES AND RISKS...............................................1

INVESTMENT RESTRICTIONS......................................................18

MANAGEMENT OF THE TRUST......................................................20

THE AHA INVESTMENT PROGRAM...................................................39

PORTFOLIO TRANSACTIONS.......................................................39

DISTRIBUTIONS AND TAXES......................................................43

SHARE PRICE CALCULATION......................................................48

DISTRIBUTION PLAN............................................................50

EXPENSES.....................................................................51

CODE OF ETHICS...............................................................51

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................51

PROXY VOTING.................................................................53

GENERAL INFORMATION..........................................................53

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................54

PERFORMANCE INFORMATION......................................................58

PURCHASE AND REDEMPTION OF SHARES............................................60

OTHER INFORMATION............................................................62

FINANCIAL STATEMENTS.........................................................62

APPENDIX A - RATINGS OF INVESTMENT SECURITIES...............................A-1

APPENDIX B -  PROXY VOTING POLICIES OF SUB-ADVISERS.........................B-1

                                PREDECESSOR FUNDS


Each of the Funds commenced operations on September 30, 2005, the date of the acquisition of the assets and liabilities of each corresponding series (each a "Predecessor Fund" and collectively the "Predecessor Funds") of AHA Investment Funds, Inc., a registered investment company organized on March 14, 1988 for which CCM Advisors, LLC ("CCM Advisors" or the "Investment Advisor") served as investment advisor. CCM Advisors is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding Class A and Class I shares of each Predecessor Fund received Class A and Institutional Class shares, as applicable, of the corresponding Fund. Each Fund has the same investment objective, policies and strategies as the corresponding Predecessor Fund. As compared to the Funds, the Predecessor Funds had a different board of directors and some different service providers. In addition, the Predecessor Funds' fiscal year ended June 30, while the Funds' fiscal year ends September 30. Each Fund is a diversified portfolio.


                                    THE FUNDS


CCM Advisors serves as investment advisor to the Funds. As the investment advisor, CCM Advisors allocates portions of each Fund's assets among one or more of Freeman Associates Investment Management LLC ("Freeman"), The Patterson Capital Corporation ("Patterson"), Robert W. Baird & Co. Incorporated ("Baird"), SKBA Capital Management, LLC ("SKBA"), City National Asset Management, Inc. ("CNAM, Inc."), Boyd Watterson Asset Management LLC ("Boyd Watterson") and AMBS Investment Counsel, LLC ("AMBS") (each a "Sub-Adviser" and collectively the "Sub-Advisers") and any other sub-adviser which it may engage, subject to approval by the Trust's Board of Trustees. Each of the Sub-Advisers serves as a sub-adviser to one or more of the Funds, as described more fully below. CCM Advisors does not provide day-to-day portfolio management services to the Funds.

                         INVESTMENT TECHNIQUES AND RISKS


The Prospectuses describe the principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds' principal strategies and risks and describes non-principal strategies and risks of the Funds that an investor should also consider.

EQUITY SECURITIES

The Equity Funds will invest in equity securities as a principal investment strategy. The Bond Funds may invest in preferred stock as a non-principal investment strategy. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests may cause the net asset value of the Fund to fluctuate.

Investments in mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock and may be held by the Equity or Bond Funds. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

CONVERTIBLE SECURITIES AND WARRANTS

The Balanced Fund may invest in convertible securities as a principal investment strategy and in warrants as a non-principal investment strategy. The other Equity Funds may invest in convertible securities and warrants as a non-principal investment strategy. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). No Equity Fund may invest more than 5% of the value of the Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.

FIXED INCOME SECURITIES


The Bond Funds and the Balanced Fund will (as a principal investment strategy), and the Diversified Equity Fund and the Socially Responsible Equity Fund may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds' fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds' current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market's perception of its creditworthiness, and in the rating of any fixed income security by recognized rating agencies also affect the market value of that issuer's debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.


Corporate Bonds. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Variable and Floating Rate Instruments. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Variable Rate Demand Notes. The Bond Funds may invest in variable rate demand notes ("VRDNs") as a non-principal investment strategy. VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.


Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, each Fund may invest in such VRDNs, the issuers or underlying institutions of which the relevant Sub-Adviser believes are creditworthy and satisfy the quality requirements of the Funds. The Sub-Adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.


During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Zero Coupon Bonds. The Bond Funds may as a non-principal investment strategy invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The "original issue discount" on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. It is not anticipated that any Fund will invest more than 5% of its assets in zero coupon securities during the next year.


Risks Associated with Low Grade High Yield Debt. Lower rated securities are defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO"), as discussed in Appendix A attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, each Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, it could be more difficult to sell these securities or they may be able to be sold only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.


U.S. GOVERNMENT AGENCY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue or guarantee obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued or guaranteed by, among others,

FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), while others are supported by the right of the issuer to borrow from the U.S. Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

ILLIQUID SECURITIES

The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the relevant Sub-Adviser pursuant to guidelines approved by the Board. The Sub-Adviser will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. Each Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in illiquid securities. Under the Funds' policies, securities available for purchase and sale in accordance with Rule 144A under the 1933 Act are treated as restricted securities for the purposes of the limitation set forth above.

MORTGAGE-RELATED SECURITIES AND DERIVATIVE SECURITIES

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable "lives" largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities - GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities - FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Mortgage-Related Securities - FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and "CMOs" collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs ("PAC Bonds") are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile. It is expected that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund's total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund's total assets.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

The value of derivative securities known as "floaters" and "inverse floaters" vary in response to interest rates. These securities may be illiquid and their values may be very volatile.


Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by each Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the relevant Sub-Adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.


ASSET-BACKED SECURITIES

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund's portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

FOREIGN SECURITIES

The Balanced Fund may invest in U.S. dollar-denominated foreign securities as a principal investment strategy. Each of the other Funds may invest in U.S. dollar-denominated foreign securities as a non-principal investment strategy. These investments may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Each Fund may invest up to 15% of its total assets, at the time of purchase, in securities of non-U.S. companies. Each Fund may invest in securities of certain Canadian issuers and securities purchased by means of sponsored ADRs in an amount not to exceed 15% of the Fund's total assets at the time of purchase, although it currently does not intend to do so.

FUTURES AND OPTIONS ON FUTURES

Each of the Funds may invest in futures contracts and options on futures contracts as a non-principal investment strategy, although the Limited Maturity Fixed Income Fund does not intend to invest in these securities in the next year. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

INVESTMENT COMPANY SHARES


Each of the Funds may invest in shares of other investment companies as a non-principal investment strategy, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. This restriction may not apply to the Fund's investments in money market mutual funds, if the Fund's investments fall within the exceptions set forth under SEC rules.


REITS

The Equity Funds may invest in real estate investment trusts ("REITs") as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act").

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES

Each Fund may as a non-principal investment strategy purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. The Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased. The Funds may enter into such option transactions only as part of a hedging strategy.

Each of the Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of the Funds normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of the Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of the Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' option orders.

REPURCHASE AGREEMENTS

The Bond Funds may as a non-principal investment strategy enter into repurchase agreements involving the types of securities which are eligible for purchase by those Funds. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.


While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Fund will follow procedures designed to minimize such risks. The value of the collateral underlying the repurchase agreement, which will be held by the Fund's custodian in a segregated account on behalf of a Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is anticipated that each Fund, as a policy, will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the relevant Sub-Adviser, liquidity or other considerations warrant.


LENDING OF PORTFOLIO SECURITIES

Each of the Funds may lend their portfolio securities in order to generate additional income as a non-principal investment strategy. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the relevant Sub-Adviser. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the relevant Sub-Adviser to be creditworthy, and when, in the judgment of the Sub-Adviser, the income which can be earned currently from such loans justifies the attendant risk.

HIGHLY LIQUID INVESTMENTS

Each Fund may invest in cash and cash equivalents as a non-principal investment strategy. The Funds may invest in bank notes. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. The Funds may invest in bankers' acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. The Funds may invest in certificates of deposit. A certificate of deposit is an interest-bearing instrument with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS


Each Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds' portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.


Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the relevant Sub-Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Asset-Backed Commercial Paper. Each Fund may invest a portion of its assets in asset-backed commercial paper. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

Each Fund intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Section 4(2) Commercial Paper. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices. To the extent that a Sub-Adviser, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund's percentage limit on illiquid securities investment.




Tax Exempt Commercial Paper. Each Fund may invest in tax-exempt commercial paper as a non-principal investment strategy. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.


WHEN-ISSUED SECURITIES


The Bond Funds may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the relevant Sub-Adviser deems it appropriate to do so. Because a Fund's liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Sub-Adviser expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund's total assets absent unusual market conditions.


BORROWING POLICY

The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 10% of its total assets. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will borrow for leverage purposes or purchase securities or make investments while borrowings exceed 5% of its total assets. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

No Fund may:

1. Issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2. Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4. Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities, except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5. Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6. Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

7. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8. Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10. Invest more than 5% of the value of a Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the goal of each Fund as set forth in the Prospectuses are fundamental policies of the Funds and may not be changed without shareholder approval. Although the Fundamental Policies permit the Funds to enter into reverse repurchase agreements, the Funds do not do so. Up to 1/3 of a Fund's assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

No Fund may:

1. Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2. Invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Invest, under normal circumstances, less than 80% of the value of its net assets in a particular type of investment that is suggested by the Fund's name. A Fund will notify its shareholders at least 60 days prior to any change in such policy.

4. Purchase the stock or bonds of companies identified by the American Medical Association Coalition of Tobacco-Free Investments (the "AMA") as engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

5. Borrow money in an amount exceeding 10% of its total assets. A Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) apply at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 10% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such securities so that the limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.



                             MANAGEMENT OF THE TRUST


The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CCM Advisors, the investment adviser to the Funds, with CNAM, Inc., the investment adviser to the CNI Funds, or with their affiliates are set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. Each Trustee is a "disinterested person" of the Trust, as defined in the 1940 Act (each, an "Independent Trustee," and collectively, the "Independent Trustees").


                              INDEPENDENT TRUSTEES

----------------------------------------------------------------------------------------------------------------------
Name                      Position     Term of      Principal Occupation for    Number of        Other Directorships
Address                   with the     Office*      the                         Portfolios in    Held by Trustee
Age                       Trust        and Length   Past Five Years             Fund Complex
                                       of Time                                  Overseen by
                                       Served                                   Trustee
----------------------------------------------------------------------------------------------------------------------
Irwin G. Barnet, Esq.**   Trustee      Since 1999   Attorney and partner, Reed  16               None
Reed Smith LLP                                      Smith LLP, a law firm
1901 Avenue of the                                  (2003-present).  Attorney
Stars, #700                                         and principal, Crosby,
Los Angeles, California                             Heafey, Roach & May P.C.,
90067                                               a law firm (2000-2002 ).
Age: 68                                             Attorney and principal,
                                                    Sanders, Barnet, Goldman,
                                                    Simons & Mosk, a law firm
                                                    (1980-2000).

----------------------------------------------------------------------------------------------------------------------
Victor Meschures          Trustee      Since 1999   Certified Public            16               None
Meschures, Campeas,                                 Accountant, Meschures,
Thompson, Snyder and                                Campeas, Thompson,
Pariser, LLP                                        Snyder and Pariser, LLP,
8383 Wilshire Boulevard,                            an accounting firm
Suite 500                                           (1964-present).
Beverly Hills, CA 90211
Age: 68

----------------------------------------------------------------------------------------------------------------------
William R. Sweet          Trustee      Since 1999   Retired. Executive Vice     16               None
81 Mt. Tiburon Road                                 President, Union Bank of
Tiburon, California                                 California (1985-1996).
94920
Age: 69

----------------------------------------------------------------------------------------------------------------------
James Wolford***          Trustee      Since 1999   Chief Financial Officer,    16               None
CNI Charter Funds                                   Bixby Land Company, a
400 North Roxbury Drive                             real estate company
Beverly Hills, California                           (2004-present). Regional
90210                                               Financial Officer,
Age: 51                                             AIMCO, a real estate
                                                    investment trust (2004).
                                                    Chief Financial Officer,
                                                    DBM Group, a direct mail
                                                    marketing company
                                                    (2001-2004). Senior Vice
                                                    President and Chief
                                                    Operating Officer,
                                                    Forecast Commercial Real
                                                    Estate Service, Inc.
                                                    (2000-2001). Senior Vice
                                                    President and Chief
                                                    Financial Officer, Bixby
                                                    Ranch Company
                                                    (1985-2000).

----------------------------------------------------------------------------------------------------------------------

     * Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

     ** During 2004 and 2005, Mr. Barnet's law firm, Reed Smith LLP, provided legal services to CNB and City National Corporation (CNB's parent company). In 2004, the firm billed approximately $70,140 for these services. In 2005, the firm billed approximately $24,823 for these services. In 2006, no fees were billed to or collected from CNB or City National Corporation by the firm. In February 2006, the other Independent Trustees determined that Mr. Barnet should continue to be classified as a "disinterested person" of the Trust, as defined in the 1940 Act, because of his limited participation in such services, which do not involve the Trust, and because of his minimal interest in such fees. Mr. Barnet's interest in the fees collected each year was substantially less than $120,000.

     *** Bixby Land Company, of which Mr. Wolford is the Chief Financial Officer, currently has a $40 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June 2007. The Company's outstanding balance was $35.0 million as of December 31, 2006. In addition the Company has an $80 million unsecured and one-time revolving acquisition facility priced at 0.75% less than the prime rate, which has a maturity date of August 8, 2009. There was no outstanding balance on this line as of December 31, 2006. The Company also has a $10 million loan at an interest rate of 5.84% from CNB secured by an office building located in San Diego, which expires in 2012, and a $6.46 million construction loan at an interest rate of 0.50% less than the prime rate, with an outstanding balance of $6.0 million as of December 31, 2006. The loan is to finance the construction of an industrial building in Redlands, California, and is due September 2007. The Company also has a $17.3 million construction loan at an interest rate of 0.50% less than the prime rate to finance construction of another industrial building in Redlands, California. The loan matures in August 2009, and the balance on the loan at December 31, 2006 was $7.66 million. In May 2006, the other Independent Trustees determined that Mr. Wolford should continue to be classified as a "disinterested person" of the Trust, as defined in the 1940 Act, because CNB's existing loans to the Company had been made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.


                                    OFFICERS

------------------------------------------------------------------------------------------------------------------------
Name                        Position with        Term of            Principal Occupation for the
Address                     the Trust            Office* and        Past Five Years
                                                 Length of
Age                                              Time Served

------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto            Vice President       Since 2000          Attorney, Vice President and Assistant Secretary
SEI Investments             and Assistant                            of SEI Investments (1999- Present). Vice
One Freedom Valley Drive    Secretary                                President and Assistant Secretary of
Oaks, Pennsylvania  19456                                            Administrator (1999-Present). Officer of various
Age: 38                                                              investment companies administered by
                                                                     Administrator (1999-2004). Assistant Secretary of
                                                                     the Distributor (2003-2004). Vice President of
                                                                     the Distributor (1999-2004).

------------------------------------------------------------------------------------------------------------------------
Eric Kleinschmidt           Controller and       Since 2005          Director of Funds Accounting, SEI Investments
SEI Investments             Chief Operating                          (2004-Present).  Manager of Funds Accounting, SEI
One Freedom Valley Drive    Officer                                  Investments (1999-2004).
Oaks, Pennsylvania  19456
Age: 38

------------------------------------------------------------------------------------------------------------------------
Vernon C. Kozlen            President and        Since 2000          Executive Vice President and Director of Asset
City National Bank          Chief Executive                          Management Development, CNB (1996 present).
400 N. Roxbury Drive        Officer                                  Director, Reed, Conner & Birdwell LLC
Beverly Hills, CA  90210                                             (2000-present), and  Convergent Capital
Age: 63                                                              Management, LLC (2003-present). Chairman of the
                                                                     Board, CNAM, Inc. (2001-2005). Chairman of the
                                                                     Board, City National Securities, Inc.
                                                                     (1999-2005).  Director, CNAM, Inc. (2001-2006),
                                                                     and City National Securities, Inc. (1999-2006).

------------------------------------------------------------------------------------------------------------------------
Valerie Y. Lewis            Vice President and   Since 2005          Chief Compliance Officer, CNAM, Inc. (August,
City National Bank          Chief Compliance                         2005- present). Fund Boards Specialist -
400 N. Roxbury Drive        Officer                                  Assistant Secretary, Capital Research and
Beverly Hills, CA  90210                                             Management Company and Capital International,
Age: 50                                                              Inc. (1999-2005).

------------------------------------------------------------------------------------------------------------------------
James Ndiaye                Vice President       Since 2005          Attorney, SEI Investments Company (2004-present).
SEI Investments             and Assistant                            Vice President, Deutsche Asset Management
One Freedom Valley Drive    Secretary                                (2003-2004). Associate, Morgan Lewis & Bockius
Oaks, Pennsylvania  19456                                            LLP (2000-2003). Assistant Vice President, ING
Age: 38                                                              Variable Annuities Group (1999-2000).

------------------------------------------------------------------------------------------------------------------------
Michael T. Pang             Vice President &     Since 2005          Attorney, SEI Investments Company (2005-present).
SEI Investments             Assistant                                Counsel, Caledonian Bank & Trust's Mutual Funds
One Freedom Valley Drive    Secretary                                Group (2004-2005).  Counsel, Permal Asset
Oaks, Pennsylvania  19456                                            Management (2001-2004).  Associate, Schulte, Roth
Age: 34                                                              & Zabel's Investment Management Group
                                                                     (2000-2001).

------------------------------------------------------------------------------------------------------------------------
Rodney J. Olea              Vice President       Since 2000          Senior Vice President, CNAM, Inc. (2001-present).
City National Bank                                                   Senior Vice President and Director of Fixed
400 N. Roxbury Drive                                                 Income, CNB (1994-present).
Beverly Hills, CA  90210
Age: 41

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Name                        Position with the    Term of Office*     Principal Occupation for the
Address                     Trust                and Length of       Past Five Years
Age                                              Time Served

------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala             Vice President       Since 2004          Vice President and Assistant Secretary, SEI
SEI Investments             and Assistant                            Investments Fund Management (2005-present).
One Freedom Valley Drive    Secretary                                Compliance Officer of SEI Investments
Oaks, Pennsylvania  19456                                            (2001-2004). Account and Product Consultant, SEI
Age: 34                                                              Private Trust Company (1998-2001).

------------------------------------------------------------------------------------------------------------------------
Timothy G. Solberg          Vice President       Since 2005          Managing Director and Chief Investment Officer,
CCM Advisors, LLC           and Assistant                            CCM Advisors (2001-present);  Director of
190 S. LaSalle Street       Secretary                                Marketing and Client Services, Hewitt Investment
Suite 2800                                                           Group, a Division of Hewitt Associates LLC
Chicago, IL  60603                                                   (1989-2001).
Age: 53

------------------------------------------------------------------------------------------------------------------------
Richard A. Weiss            Vice President       Since 2000          President, CNAM, Inc. (2001-present). Executive
City National Bank          and Assistant                            Vice President and Chief Investment Officer, CNB
400 N. Roxbury Drive        Secretary                                (1999-present). Director, City National
Beverly Hills, CA  90210                                             Securities (April 2003-present).  Executive Vice
Age: 46                                                              President and Chief Investment Officer. Sanwa
                                                                     Bank California (1994-1999).

------------------------------------------------------------------------------------------------------------------------
     * Each officer serves at the pleasure of the Board of Trustees and until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.


THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES


The Board has an Audit Committee, comprised solely of Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust's independent public registered accounting firm, approves all auditing and other services provided to the Trust by its independent public registered accounting firm, and reviews with the independent public registered accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended September 30, 2006, the Audit Committee held two meetings. The Board has designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Nominating Committee, comprised solely of persons who are not considered "interested persons" of the Trust within the meaning of the 1940 Act. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2006.


The Board has adopted the following procedures by which shareholders may recommend nominees to the Trust's Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES


The following table sets forth the dollar range of equity securities of the series of the Trust (including series not included in this SAI) beneficially owned by each Trustee as of December 31, 2006.



-------------------------------------------------------------------------------------------------------------
Name of Trustee                       Dollar Range of Equity                Aggregate Dollar Range of
                                      Securities in each Fund               Equity Securities in All
                                                                            Registered Investment Companies
                                                                            Overseen by Trustee in Family
                                                                            of Investment Companies
-------------------------------------------------------------------------------------------------------------

Irwin G. Barnet                       Government Money Fund                 Over $100,000
                                      Over $100,000

-------------------------------------------------------------------------------------------------------------

Victor Meschures                      None                                  None

-------------------------------------------------------------------------------------------------------------

William R. Sweet                      Large Cap Growth Equity Fund          $10,001 - $50,000
                                      $1 - $10,000
                                      Large Cap Value Equity Fund
                                      $1 - $10,000
                                      RCB Small Cap Value Equity Fund
                                      $1 - $10,000

-------------------------------------------------------------------------------------------------------------

James Wolford                         None                                  None

-------------------------------------------------------------------------------------------------------------



COMPENSATION


The following tables set forth Trustee compensation for the fiscal year ending September 30, 2006.


---------------------------------------------------------------------------------------------------------------------
    Name of Trustee            Aggregate       Pension or Retirement   Estimated Annual    Total Compensation From
                           Compensation from    Benefits Accrued As      Benefits Upon       Registrant and Fund
                              Registrant           Part of Funds'         Retirement       Complex Paid to Trustees
                                                      Expenses
---------------------------------------------------------------------------------------------------------------------

    Irwin G. Barnet             $41,500                 N/A                   N/A                  $41,500

---------------------------------------------------------------------------------------------------------------------

    Victor Meschures            $38,500                 N/A                   N/A                  $38,500

---------------------------------------------------------------------------------------------------------------------

    William R. Sweet            $39,750                 N/A                   N/A                  $39,750

---------------------------------------------------------------------------------------------------------------------

     James Wolford              $38,500                 N/A                   N/A                  $38,500

---------------------------------------------------------------------------------------------------------------------



INVESTMENT ADVISOR

CCM Advisors serves as the investment advisor for each Fund pursuant to an Investment Management Agreement between CCM Advisors and the Trust dated as of October 1, 2005 (the "Management Agreement"). CCM Advisors is a majority-owned subsidiary of Convergent Capital Management LLC, which, in turn, is majority-owned by City National Corporation, a New York Stock Exchange listed company.


Under the Management Agreement, and subject to the supervision of, and policies established by, the Board of Trustees, CCM Advisors retains, recommends employment and termination of, and monitors the performance of sub-advisers in managing the investment portfolios of the Funds and provides other services necessary to the operation of the Funds. In accordance with an exemptive order obtained by the Trust from the U.S. Securities and Exchange Commission ("SEC"), the Investment Advisor may from time to time with the approval of the Trust's Board of Trustees hire or terminate unaffiliated sub-advisers according to certain procedures without soliciting shareholder approval.


The Management Agreement with respect to each Fund is in effect for a two-year term from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

The Management Agreement provides that the Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Investment Advisor also may act as an investment advisor or administrator to other persons, entities, and corporations, including other investment companies.

In return for its services, each Fund pays a management fee to CCM Advisors for serving as its investment advisor. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the annual investment advisory fees paid by each Fund to CCM
Advisors:

                  Limited Maturity Fixed Income Fund                   0.50%
                  Full Maturity Fixed Income Fund                      0.50%
                  Balanced Fund                                        0.75%
                  Diversified Equity Fund                              0.75%
                  Socially Responsible Equity Fund                     0.75%


For the year ended September 30, 2006, the Funds paid the Investment Advisor the following investment management fees and the Investment Advisor waived the indicated amounts. For each Fund, the Investment Advisor's investment management fees were allocated among the classes of the Fund according to the relative net asset values of the classes.


      ------------------------------------------------------------------
      Fund                                  Fees Paid   Fees Waived
      ------------------------------------------------------------------
      Limited Maturity Fixed Income Fund    $376,024     ($135,833)
      ------------------------------------------------------------------
      Full Maturity Fixed Income Fund       $153,491     ($16,820)
      ------------------------------------------------------------------
      Balanced Fund                         $134,017     ($17,738)
      ------------------------------------------------------------------
      Diversified Equity Fund               $772,167     ($70,713)
      ------------------------------------------------------------------
      Socially Responsible Equity Fund      $186,641     ($18,026)
      ------------------------------------------------------------------

For the fiscal period July 1, 2005 through September 30, 2005 and the fiscal years ended June 30, 2005 and June 30, 2004, the Predecessor Funds paid the Investment Advisor the following investment management fees and the Investment Advisor waived or recovered previously waived amounts as indicated. For each Predecessor Fund, the Investment Advisor's investment management fees were allocated among the classes of the Predecessor Fund according to the relative net asset values of the classes. Information presented for the Predecessor Fund to the Socially Responsible Equity Fund is from the commencement of the Predecessor Fund's operations on January 1, 2005.


--------------------------------------------------------------------------------------------------------------------
Fund                                                 July 1, 2005 - Sept. 30, 2005         2005           2004

                                                   --------------------------------      Fees Paid      Fees Paid
                                                     Fees Paid            Fees
                                                                        (Waived)/
                                                                        Recovered
--------------------------------------------------------------------------------------------------------------------
Limited Maturity Fixed Income Fund                     $160,017          ($6,394)        $722,416       $686,691
--------------------------------------------------------------------------------------------------------------------
Full Maturity Fixed Income Fund                        $40,365           $13,582         $152,675       $144,315
--------------------------------------------------------------------------------------------------------------------
Balanced Fund                                          $34,735           ($5,229)        $119,948       $125,565
--------------------------------------------------------------------------------------------------------------------
Diversified Equity Fund                                $176,172          $10,332         $620,379       $524,148
--------------------------------------------------------------------------------------------------------------------
Socially Responsible Equity Fund                       $40,482           ($4,590)         $56,111          N/A
--------------------------------------------------------------------------------------------------------------------

CCM Advisors is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. CCM Advisors provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. CCM Advisors also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment.

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.


CCM Advisors has contractually agreed to reduce its investment management fees to the extent that ordinary operating expenses of the Funds exceed the following expense ratios (the "Expense Caps"):



                                                  Expense Level
                                      (as a % of average daily net assets)
                                      ------------------------------------

Fund                                   Class A               Institutional Class
----                                   -------               -------------------
Limited Maturity Fixed Income Fund      1.25%                       1.00%
Full Maturity Fixed Income Fund         1.25%                       1.00%
Balanced Fund                            N/A                        1.00%
Diversified Equity Fund                 1.50%                       1.25%
Socially Responsible Equity Fund        1.50%                       1.25%

The Funds may terminate this undertaking at any time upon 60 days' notice, and the agreement automatically terminates upon the termination of the Management Agreement. Under the terms of the agreement (the "Expense Limitation Agreement"), any Fund expenses waived or reimbursed by the Investment Advisor may be recovered by the Investment Advisor to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. The Investment Advisor intends to seek potential recovery of such amounts for a period of three years from the fiscal year in which such amounts were waived or reimbursed, subject to various conditions described below. The Investment Advisor generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.


The Investment Advisor's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Advisor must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Advisor intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.


In approving the reorganization of each Predecessor Fund into corresponding series of the Trust (the "Reorganization"), the Board of Directors of AHA Investment Funds, Inc. requested, and CCM Advisors agreed, that until September 30, 2006, CCM Advisors waive its fees, and/or reimburse expenses to the extent necessary to keep the Funds' total operating expenses at the Predecessor Funds' then-current levels (the "Temporary Expense Caps"), as set forth below, to insure that the Fund shareholders would not absorb the cost of the Reorganization in the first year after the Reorganization.

                                                  Expense Level
                                      (as a % of average daily net assets)

Fund                                   Class A               Institutional Class
----                                   -------               -------------------
Limited Maturity Fixed Income Fund      1.00%                       0.75%
Full Maturity Fixed Income Fund         1.05%                       0.80%
Balanced Fund                            N/A                        1.00%
Diversified Equity Fund                 1.26%                       1.01%
Socially Responsible Equity Fund        1.29%                       1.04%

For the fiscal year ended September 30, 2006, CCM Advisors recaptured fees it had previously waived in the following amounts: AHA Full Maturity Fund: $2,139; and AHA Socially Responsible Fund: $1,547.

Under an arrangement with the Predecessor Funds similar to the Expense Limitation Agreement, CCM Advisors paid certain excess operating expenses of the Predecessor Funds. The right to seek reimbursement of such excess operating expenses carried over to the shares of the Funds after the Reorganization. As of September 30, 2006, fees waived by CCM Advisors and subject to reimbursement with respect to each Predecessor Fund are as listed below:

             -----------------------------------------------------------
             Limited Maturity Fixed Income Fund       $150,852
             -----------------------------------------------------------
             Full Maturity Fixed Income Fund           $24,039
             -----------------------------------------------------------
             Balanced Fund                             $51,642
             -----------------------------------------------------------
             Diversified Equity Fund                   $71,205
             -----------------------------------------------------------
             Socially Responsible Equity Fund          $23,851
             -----------------------------------------------------------


Approval of Management Agreement


A summary of the Board's considerations associated with the approval of the Management Agreement is included in CNI Charter Funds' Annual Report for the year ended September 30, 2005, and in the Predecessor Funds' Annual Report for the period ended September 30, 2005.

SUB-ADVISERS


Each of the following organizations presently serves as a sub-adviser of the indicated Fund(s) pursuant to a sub-advisory agreement (collectively, the "Sub-Advisory Agreements") with the Investment Advisor:

                                                                                   Percentage of
                                                                                   Fund Managed
Fund                                 Sub-Adviser(s)                                as of 12/31/06
----                                 --------------                                --------------

Limited Maturity Fixed Income        The Patterson Capital Corporation                  45%
Fund                                 CNAM, Inc.                                         55%

Full Maturity Fixed Income Fund      Robert W. Baird & Co. Incorporated                 50%
                                     Boyd Watterson Asset Management LLC                50%

Balanced Fund                        Robert W. Baird & Co. Incorporated                 39%
                                     Freeman Associates Investment Management           61%
                                     LLC

Diversified Equity Fund              AMBS Investment Counsel, LLC                       26%
                                     SKBA Capital Management, LLC                       26%
                                     Freeman Associates Investment Management
                                     LLC                                                48%

Socially Responsible Equity Fund     SKBA Capital Management, LLC                       100%

Cambiar Investors, LLC ("Cambiar") served as sub-adviser to portions of the Balanced Fund and Diversified Equity Fund until September 30, 2006. On October 1, 2006, Freeman assumed management of the portion of the Balanced Fund, and AMBS and SKBA assumed management of the portion of the Diversified Equity Fund, previously managed by Cambiar.

CCM Advisors is responsible for allocating the assets among the Sub-Advisers. The Sub-Advisers manage the investments of each Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.

CCM Advisors pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. CCM Advisors paid the following sub-advisory fees on behalf of each Fund for the year ended September 30, 2006, and on behalf of each Predecessor Fund for the fiscal period July 1, 2005 through September 30, 2005 and for fiscal years ended June 30, 2005 and June 30, 2004.


                                      Sept. 30, 2006       July 1, 2005 -        June 30, 2005      June 30, 2004
       Fund/Predecessor Fund          --------------       Sept. 30, 2005         -------------      -------------
       ---------------------                               --------------
  Limited Maturity Fixed                $112,880              $47,598               $223,111           $205,917
  Income Fund

  Full Maturity Fixed                   $52,055               $14,017                $52,992            $50,500
  Income Fund


  Balanced Fund                          $38,809                $9,902              $37,074           $174,638
  Diversified Equity Fund                $286,644              $58,241             $207,316            $36,083
  Socially Responsible Equity            $141,596              $129,757             $15,654              N/A
  Fund*

*The Socially Responsible Equity Fund commenced operations on January 1, 2005.


Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days' written notice by either party.

Approval of Sub-Advisory Agreements


Summaries of the Board's considerations associated with the approval of Investment Advisor's sub-advisory agreements with each of Freeman, Patterson, Baird, CNAM, Inc. and SKBA (with respect to the Socially Responsible Equity
Fund) are included in the CNI Charter Funds' Annual Report for the year ended September 30, 2005, and in the Predecessor Funds' Annual Report for the period ended September 30, 2005. A summary of the Board's considerations in connection with approval of the Boyd Watterson Sub-Advisory Agreement is included in the Funds' Semi-Annual Report dated March 31, 2006. A summary of the Board's considerations in connection with approval of the AMBS and SKBA (with respect to the Diversified Equity Fund) Sub-Advisory Agreement is included in the Funds' Annual Report dated September 30, 2006.


PORTFOLIO MANAGERS


Information regarding each of the Sub-Advisers is contained in the Prospectuses under "Management of the Funds." Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund's portfolio (a "portfolio manager"), as identified in the Prospectuses: (i) accounts managed by the portfolio manager, (ii) a description of the portfolio manager's compensation structure and (iii) the dollar range of the portfolio manager's investments in each Fund. All information provided below is as of September 30, 2006 except as otherwise indicated.


Limited Maturity Fixed Income Fund


The Limited Maturity Fixed Income Fund is managed by Patterson and CNAM, Inc. The individuals with primary responsibility for managing portions of the Limited Maturity Fixed Income Fund are Jean M. Clark, Gregory W. Welch and Joseph B. Patterson of Patterson and Rodney J. Olea, William C. Miller, Jr., Paul C. Single and Robert Harder of CNAM, Inc.

Patterson Portfolio Managers. Ms. Clark and Messrs. Welch and Patterson managed the following accounts (including Patterson's portion of the Limited Maturity Fixed Income Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------       -----------------------    -----------------------
Registered Investment                   1                $21
Companies:                                                                       0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                         24             $1,622                    0                          $0

Compensation for Ms. Clark and Messrs. Welch and Patterson consists of a fixed cash salary and participation in a 401(k) plan which is provided to all qualified employees. Patterson provides a 50% matching contribution for employee directed contributions. A profit sharing plan is available and is offered based upon service to the firm, seniority and tenure. Discretionary cash bonuses may be awarded from time to time based upon overall job performance and contribution to the firm. Compensation is not related in any way to type of accounts or products managed.

None of Ms. Clark and Messrs. Welch and Patterson own any shares of the Funds.

CNAM, Inc. Portfolio Managers. Mr. Olea managed the following accounts (including CNAM, Inc.'s portion of the Limited Maturity Fixed Income Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------       -----------------------    -----------------------
Registered Investment                   7             $4,539.7
Companies:                                                                       0                          $0
Other Pooled Investment                 0                $0
Vehicles:                                                                        0                          $0
Other Accounts:                         40             $425.2                    0                          $0


Mr. Miller managed the following accounts (including CNAM, Inc.'s portion of the Limited Maturity Fixed Income Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------       -----------------------    -----------------------
Registered Investment                   5             $4,475.8
Companies:                                                                       0                          $0
Other Pooled Investment                 0                $0
Vehicles:                                                                        0                          $0
Other Accounts:                         68             $496.5                    0                          $0

Mr. Single managed the following accounts (including CNAM, Inc.'s portion of the Limited Maturity Fixed Income Fund):

                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------       -----------------------    -----------------------
Registered Investment                   4             $4,451.0
Companies:                                                                       0                          $0
Other Pooled Investment                 0                $0
Vehicles:                                                                        0                          $0
Other Accounts:                         60             $275.5                    0                          $0


Mr. Harder managed the following accounts (including CNAM, Inc.'s portion of the Limited Maturity Fixed Income Fund):

                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------       -----------------------    -----------------------
Registered Investment
Companies:                              4             $4,419.6                   0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                         57             $200.7                    0                          $0



CNAM, Inc. is a wholly-owned subsidiary of CNB. The compensation received from CNB by Messrs. Olea, Miller, Single and Harder consists of base cash salaries and annual cash bonuses based on their assigned portfolios' investment performance, their contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB's investment division's activities. Messrs. Olea, Miller, Single and Harder are also eligible to participate in CNB's stock option program which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions ("employer contributions") each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

None of Messrs. Olea, Miller, Single and Harder own any shares of the Funds.

Full Maturity Fixed Income Fund


The Full Maturity Fixed Income Fund is managed by Baird and Boyd Watterson. The individuals with responsibility for managing portions of the Full Maturity Fixed Income Fund are Gary A. Elfe and Daniel A. Tranchita of Baird and Deborah S. Winch, David M. Dirk and James R. Shirak of Boyd Watterson.

Baird Portfolio Managers. Messrs. Elfe and Tranchita managed the following accounts (including Baird's portions of the Balanced and Full Maturity Fixed Income Funds):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------              -------         ----------       -----------------------    -----------------------
Registered Investment
Companies:                              7              $839.7                    0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                        115            $ 10,659                   1                         $518


The compensation received from Baird by Messrs. Elfe and Tranchita consists of four components:


o A competitive fixed base cash salary that is related to similar positions at other independent investment advisory firms.


o An annual cash bonus calculated based on the performance of composites of portfolios managed by Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite.

o An annual cash revenue sharing award for senior management, which varies from year to year with Baird's revenues and overall profitability and is based on the recommendation of Baird's Chief Investment Officer, who considers investment performance of composites of portfolios managed by Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite and contributions to the portfolio management team.


o Participation in Baird's stock purchase program, which is available to persons holding officer titles of at least Vice President for at least one year who demonstrate outstanding performance, teamwork and leadership ability, and who have made significant contributions to Baird's current success and are willing to be an active participant in the firm's anticipated growth.

Neither Mr. Elfe nor Mr. Tranchita own any shares of the Funds.

Boyd Watterson Portfolio Managers. Ms. Winch and Messrs. Dirk and Shirak managed the following accounts (including Boyd Watterson's portion of the Full Maturity Fixed Income Fund):


----------------------------------------------------------------------------------------------------------

                                                           # of Accounts Managed
                                 Total                             with            Total Assets with
                            # of Accounts   Total Assets     Performance-Based     Performance-Based
      Type of Accounts          Managed       (millions)        Advisory Fee     Advisory Fee (millions)
      ----------------          -------       ----------        ------------     -----------------------
----------------------------------------------------------------------------------------------------------
    Registered Investment          3             $298                0                     $0
          Companies
----------------------------------------------------------------------------------------------------------
   Other Pooled Investment         0            $0.00                0                     $0
          Vehicles
----------------------------------------------------------------------------------------------------------
       Other Accounts             751           $2,806               1                 $22,904,964
----------------------------------------------------------------------------------------------------------


The compensation received from Boyd Watterson by Ms. Winch and Messrs. Dirk and Shirak consists of fixed annual cash salaries and annual cash bonuses which are discretionary and based on the company's profitability.

None of Ms. Winch and Messrs. Dirk and Shirak own any shares of the Funds.


Balanced Fund


Portions of the Balanced Fund are managed by Freeman and Baird. The individuals with primary responsibility for managing portions of the Balanced Fund are John
D. Freeman and Thomas M. Anichini of Freeman and Gary A. Elfe and Daniel A. Tranchita of Baird.

Baird Portfolio Managers. Additional information regarding Messrs. Elfe and Tranchita of Baird is set forth above under "Full Maturity Fixed Income Fund."

Freeman Portfolio Managers. Messrs. Freeman and Anichini managed the following accounts (including Freeman's portion of the Balanced Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets     Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------               -----         -------------   ---------------------------     ------------------

Registered Investment
Companies:                              2                $62                     0                          $0
Other Pooled Investment
Vehicles:                               5               $787                     1                         $563
Other Accounts:                         26             $3,417                    9                        $1,674

Freeman pays its employees competitive cash compensation keyed to firm and individual performance. As a privately-owned firm, Freeman believes it is able to provide very competitive incentive compensation arrangements, which can range up to 200% of base salaries. Individual incentives include equity in the firm. Incentives are determined from profitability and individual contributions to investment performance relative to benchmarks and peer groups, which the firm believes aligns the interests of the firm with those of its clients. There is no difference between the method used to determine compensation with respect to management of the Balanced Fund and management of other accounts.


Neither Mr. Freeman nor Mr. Anichini own any shares of the Funds.

Diversified Equity Fund


Portions of the Diversified Equity Fund are managed by Allan Meyers, Wayne Titche, Barbara J. DeMoor, and John K. Koczara of AMBS; John D. Freeman and Thomas M. Anichini of Freeman; and Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelley H. Mann of SKBA.

AMBS Portfolio Managers. Messrs. Meyers, Titche and Koczara and Ms. DeMoor managed the following accounts (including AMBS' portion of the Diversified Equity Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------               -----         -------------   ---------------------------     ------------------
Registered Investment
Companies:                              1               $27.5                    0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                        139             $613.5                    0                          $0


AMBS' investment professionals, including Ms. DeMoor and Messrs. Titche, Koczara and Mr. Meyers, receive cash compensation in the form of fixed salaries plus annual bonuses based on firm profitability. In addition, all current AMBS investment professionals have ownership in the firm and share in its revenue.

None of Messrs. Meyers, Titche and Koczara and Ms. DeMoor own any shares of the Funds.

Freeman Portfolio Managers. Additional information regarding Messrs. Freeman and Anichini is set forth above under "Balanced Fund."

SKBA Portfolio Managers. Messrs. Bischel, Kaplan, Rothe and Zuck and Ms. Mann managed the following accounts (including SKBA's portion of the Diversified Equity Fund and Socially Responsible Equity Fund):


                                      Total                         # of Accounts Managed with      Total Assets with
                                  # of Accounts     Total Assets    Performance-Based Advisory      Performance-Based
       Type of Accounts              Managed         (millions)                 Fee               Advisory Fee (millions)
       ----------------               -----         -------------   ---------------------------     ------------------
Registered Investment
Companies:                              1                $45                     0                          $0
Other Pooled Investment
Vehicles:                               0                $0                      0                          $0
Other Accounts:                         59              $641                     0                          $0

The senior investment professionals of SKBA, including Messrs. Kaplan, Bischel, Rothe and Zuck and Ms. Mann, receive cash compensation in the form of salary and an annual bonus that is primarily tied to the investment strategy performance (across a number of client accounts) and/or asset growth. These forms of compensation are available to all employees. In addition, each of these individuals owns an equity interest in the firm. As equity owners of SKBA, these senior investment professionals are eligible to receive cash distributions that result from improvements in the profit performance of the firm. Such distributions are not available to the non-shareholder employees of SKBA.

None of Messrs. Kaplan, Bischel, Rothe and Zuck and Ms. Mann own any shares of the Funds.

Socially Responsible Equity Fund

The Socially Responsible Equity Fund is managed by Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelly H. Mann of SKBA. Additional information regarding them is set forth above under "Diversified Equity Fund."

Mr. Bischel beneficially owns shares of the Socially Responsible Equity Fund worth between $50,001 and $100,000.


Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund(s), and that each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund(s).


If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Sub-Adviser. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, with the exception of Baird, which considers portfolio cash flow (i.e., whether cash is available considering deposits and withdrawals into various accounts) and the need to maintain the structure of client portfolios.


With respect to securities transactions for the Funds, each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Sub-Adviser could share in investment gains.

The Trust and each Sub-Adviser have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of several of the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days written notice following an uncured material breach.

As of April 8, 2005, the Administrator is entitled to fees calculated based on the following schedule: 0.065% of Trust's aggregate average daily net assets ("Assets") not exceeding $2.5 billion; 0.045% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.025% of Assets exceeding $5 billion. Each Fund is subject to a minimum annual fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.

From April 8, 2005 through September 30, 2005, the Administrator also provided certain administrative services to the Predecessor Funds at a rate equal to 0.010% of Assets.


The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.


PRINCIPAL DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor is not obligated to sell any specific amount of shares of any Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


TRANSFER AGENT


Pursuant to a transfer agency agreement, SEI Investments Fund Management (the "Transfer Agent"), a wholly-owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Funds.

Pursuant to a sub-transfer agent agreement, Citigroup Fund Services, LLC (formerly Forum Shareholder Services, LLC) (the "Sub-Transfer Agent"), located at 2 Portland Square, Portland, Maine 04101, serves as sub-transfer agent for the Funds.


CUSTODIAN


Pursuant to a custodian agreement, U.S. Bank, N.A. (the "Custodian"), located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian of the Funds' assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS


The Trust's independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds' federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL


The validity of the shares of beneficial interest offered hereby have been passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.



                           THE AHA INVESTMENT PROGRAM

Institutional Class shareholders are eligible to participate in the American Hospital Association Investment Program (the "Program"), a service provided by CCM Advisors that offers participants individualized asset management consultation to assist in determining an appropriate investment program.

CCM Advisors has entered into an agreement with the American Hospital Association ("AHA") and its wholly-owned subsidiary, AHA Financial Solutions, Inc. ("AHA-FSI"), which provides for the licensing of AHA's service marks to CCM Advisors and for AHA's sponsorship and endorsement of the Program (as described below). Pursuant to this agreement, AHA-FSI provides certain additional services, including providing support for CCM Advisors' marketing of the Program and the Funds. CCM Advisors pays licensing fees of $100,000 per year to AHA-FSI. During the third and fourth quarters of 2004, AHA-FSI waived those fees with respect to the Predecessor Funds. For marketing support, CCM Advisors pays compensation on a quarterly basis to AHA-FSI at the following rates (as a percentage of the Funds' average daily net assets for the quarter): 0.0125% if net assets of the Funds are below $330 million; 0.01875% if net assets of the Funds are between $330 million and $500 million; and 0.2125% if net assets of the Fund are in excess of $500 million. The annual percentage rates used to determine compensation payable by CCM Advisors to AHA-FSI will increase if certain asset growth targets are not met for the Funds. These fees and other compensation are paid by CCM Advisors to AHA-FSI and will not be paid by the Funds or increase fees payable by participants in the Program.

The Funds have acknowledged that the name "AHA" is a property right of AHA and that their right to use that name is non-exclusive. The Funds also have acknowledged that both AHA and CCM Advisors have the right to withdraw from the Funds the right to use the name "AHA."

                             PORTFOLIO TRANSACTIONS


Portfolio transactions are undertaken principally to pursue the investment objective of the Funds; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management's ability correctly to time and execute them.


The Sub-Advisers, in effecting purchases and sales of portfolio securities for the account of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Investment Advisor reviews the performance of the broker-dealers used by the relevant Funds on an on-going basis.

While the Funds' general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Sub-Adviser(s) in advising other clients. The Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Sub-Advisory Agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

REGULAR BROKERS OR DEALERS


"Regular brokers or dealers" of each Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Funds, or (iii) sold the largest dollar amounts of the Fund's shares. On September, 30, 2006, the Funds held securities of the Trust's "regular brokers or dealers" as follows:


-------------------------------------------------------------------------------------------------------------------
Fund                                      Name of Broker/Dealer              Total $ Amount of Securities of Each
                                                                               Regular Broker-Dealer Held
                                                                                           (in 000s)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Limited Maturity Fixed Income Fund        Morgan Stanley Dean Witter,
                                            Inc.                                           $1,690
                                          Fidelity Capital Markets                         $1,603
                                          Citigroup, Inc.                                  $1,082
                                          Goldman, Sachs &
                                            Company                                        $1074
                                          Credit Suisse First Boston
                                            Corp.                                          $1,070
                                          Merrill Lynch, Inc.                              $1,051
                                          HSBC Securities                                   $856
                                          Bank Of America Corp.                             $812
                                          U.S. Bank National
                                            Association                                     $787
                                          Bear, Stearns & Co., Inc.                         $755
                                          General Electric Capital
                                            Corp.                                           $749
                                          J.P. Morgan Chase Bank                            $490
                                          Wachovia Securities                               $398
                                          Lehman Brothers, Inc.                             $295
                                          Countrywide Securities                            $291
-------------------------------------------------------------------------------------------------------------------
Full Maturity Fixed Income Fund           Bear, Stearns & Co., Inc.                         $839
                                          Fidelity Capital Markets                          $800
                                          Bank Of America Corp.                             $701
                                          General Electric Capital
                                            Corp.                                           $608
                                          HSBC Securities                                   $450
                                          Goldman, Sachs &
                                            Company                                         $384
                                          Citigroup, Inc.                                   $368
                                          Lehman Brothers, Inc.                             $318
                                          Countrywide Securities                            $293
                                          Morgan Stanley Dean Witter,
                                            Inc.                                            $212
                                          Wachovia Securities                               $201
                                          J.P. Morgan Chase Bank                            $199
                                          Dresdner Kleinwort
                                            Wasserstein                                     $169
                                          Bank One                                          $103
                                          CIT Group                                         $72
                                          Merrill Lynch, Inc.                               $70
                                          Credit Suisse First Boston
                                            Corp.                                           $52
                                          Deutsche Bank Securities
                                            Limited                                         $22

-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Balanced Fund                             Bank Of America Corp.                             $384
                                          Fidelity Capital Markets                          $378
                                          Countrywide Securities                            $250
                                          Citigroup, Inc.                                   $178
                                          U.S. Bancorp Piper Jaffrey
                                            Inc.                                            $150
                                          Citicorp Financial
                                            Services Corp.                                  $144
                                          General Electric Capital
                                            Corp.                                           $99
                                          J.P. Morgan Chase Bank                            $85
                                          Wells Fargo                                       $71
                                          Wachovia Securities                               $63
                                          Goldman, Sachs &
                                            Company                                         $61
                                          Dresdner Kleinwort
                                            Wasserstein                                     $56
                                          PNC Financial Services                            $53
                                          Lehman Brothers, Inc.                             $50
                                          CIT Group                                         $19
                                          Bear, Stearns & Co., Inc.                          $9
-------------------------------------------------------------------------------------------------------------------
Diversified Equity Fund                   Fidelity Capital Markets                         $3,476
                                          Bank Of America Corp.                            $3,000
                                          Citigroup, Inc.                                  $1,572
                                          U.S. Bancorp Piper Jaffrey
                                            Inc.                                           $1,086
                                          J.P. Morgan Chase Bank                           $1,006
                                          Wachovia Securities                               $912
                                          Goldman, Sachs &
                                            Company                                         $826
                                          Wells Fargo                                       $811
                                          Lehman Brothers, Inc.                             $686
                                          Countrywide Securities                            $478
                                          CIT Group                                         $261
-------------------------------------------------------------------------------------------------------------------
Socially Responsible Equity Fund          Fidelity Capital Markets                         $2,145
                                          Citigroup, Inc.                                  $1,316
                                          PNC Financial Services                           $1,000
                                          CIT Group                                         $934
                                          Wachovia Securities                               $435
-------------------------------------------------------------------------------------------------------------------



BROKERAGE


Brokerage commissions paid by the Funds for the fiscal year ended September 30, 2006 and by the Predecessor Funds for the fiscal period of July 1, 2005 through September 30, 2005 and the fiscal years ended 2005 and June 30, 2004 were:


                                       Sept. 30, 2006     July 1, 2005 -      June 30, 2005      June 30, 2004
       Fund/Predecessor Fund           --------------     Sept. 30, 2005      -------------      -------------
       ---------------------                              --------------
Limited Maturity Fixed Income Fund           $0                 $0                 $0                 $0

Full Maturity Fixed Income Fund              $0                 $0               $2,066             $3,170

Balanced Fund                             $14,997             $3,369             $20,564            $21,880

Diversified Equity Fund                   $126,946            $27,603           $176,548           $128,242

Socially Responsible Equity Fund(1)       $27,609             $5,270             $23,165              N/A

(1)  The Predecessor Fund to the Socially Responsible Equity Fund commenced operations on January 1, 2005.

Of the total brokerage commissions paid by the AHA Socially Responsible Equity Fund during the fiscal year ended September 30, 2006, a total of $24,195 (62.9%) was paid to firms which provided research services to SKBA as well as execution services. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.


                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

The Funds may also derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, such Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

The amount of dividend payments by any Fund depends on the amount of net investment income and net capital gains received by such Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of a Fund's earnings and profits. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.


Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) "qualified dividend income" distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.


Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the ex-dividend date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

FEDERAL INCOME TAXES

It is the policy of each Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, each Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, each Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of its taxable years
(i) at least 50% of the market value of each Fund's total assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of such Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, that the Funds distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, each Fund must distribute annually at least (1) 90% of its "investment company taxable income" (as that term is defined in the Code), and
(2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Funds of long-term capital gain and "qualified dividend income," properly designated as such, will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.

The Funds may invest in some VRDNs that have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983.

The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Regulations affect the application to non-U.S. investors of the back-up withholding and withholding tax rules. In some circumstances, these rules increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of U.S. withholding tax under tax treaties. Non-U.S. investors should consult their tax advisers with respect to the potential application of these regulations.


Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of "qualified dividend income."

Each Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If a Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that a Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, such Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of such Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of a Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of a Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of a Fund.


Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, such Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by such Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of any foreign income taxes paid by such Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by such Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by such Fund) to be included in their income tax returns. If 50% or less in value of such Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by such Fund. In this case, these taxes will be taken as a deduction by such Fund.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a "Qualified Electing Fund" under Code Section 1295 or (ii) elect to "mark-to-market" the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Among the recent changes in U.S. federal tax law is a new exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004, and before January 1, 2008. Again, this applies unless the recipient is a resident alien. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION


The net asset value per share of each Fund is calculated as follows: all Fund liabilities incurred or accrued are deducted from the valuation of the Fund's total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Sub-Adviser supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds' determination of net asset value on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.


To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker-supplied value to the relevant Sub-Adviser for review and approval. In addition, the Sub-Adviser will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.


If current market quotations are not readily available, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider the Sub-Adviser's valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

                                DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") for the Class A shares of the Funds in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class A shares provides that the Trust will pay the Distributor a fee of up to 0.25% of the average daily net assets of each Fund's Class A shares that the Distributor can use to compensate broker-dealers and service providers, including the Investment Advisor and affiliates of the Distributor, that provide distribution-related services to the Class A shareholders or to their customers who beneficially own the Class A shares.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.


Except to the extent that the Investment Advisor's affiliates have received or receive distribution fees from the Distributor, or that the Investment Advisor has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Independent Trustee has or had a direct or indirect financial interest in the operation of any of the distribution plan or related agreements.


Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board has determined that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Advisor and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days' notice by the Distributor or the Investment Advisor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Investment Advisor on behalf of the shares of the Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.


The Funds paid the following distribution fees during the fiscal year ended September 30, 2006:

Limited Maturity Fixed Income Fund              $1,257
Full Maturity Fixed Income Fund                 $341
Balanced Fund                                   $0
Diversified Equity Fund                         $25,304
Socially Responsible Equity Fund                $255

Of these amounts, as of September 30, 2006, $16,807 in distribution fees previously accrued with respect to the Predecessor Diversified Equity Fund by the distributor of the Predecessor Funds and transferred to the Distributor for use in accordance with the Plan, representing 0.02% of the Fund's assets as of September 30, 2006, had not been paid by the Distributor to any broker-dealer and were carried over for future use by the Fund pursuant to the Plan.


                                    EXPENSES


The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment advisor, CCM Advisors has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above.


                                 CODE OF ETHICS


Each of the Trust, the Investment Advisor, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings. No later than 65 days after the end of each first and third fiscal quarter of the Trust, lists of each Fund's complete portfolio holdings as of the end of such quarter will be made available on the Funds' website. The Trust also files the Funds' complete portfolio schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust's second and fourth fiscal quarters, lists of each Fund's complete portfolio holdings will be made available in the Funds' annual and semi-annual reports, which are mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports are also available on the Funds' website. Certain other general information regarding the portfolio holdings of each Fund may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Funds' website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust's portfolio holdings may be disclosed to any third party except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Trust's Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed confidentiality agreements with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the "CCO") of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient's written agreement to maintain the confidentiality of the information and not to trade based on the information. Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

As of January 22, 2007, the Board of Trustees had approved ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Administrator and the Custodian pursuant to fund accounting and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust's portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor's, and Bloomberg L.P. pursuant to agreements under which each Fund's portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust's website.


The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust's agreements with such service providers, including an obligation not to trade on such information. The Trust's independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust's website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust's portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust's investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the Funds' shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust's portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

                                  PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Advisor as a part of the Investment Advisor's general management of the Funds, subject to the Board's continuing oversight. The Investment Advisor, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Funds to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Investment Advisor or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Advisor's or a Sub-Adviser's independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Advisor or the Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-445-1341, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.


Certain information regarding the proxy voting policies of each Sub-Adviser that votes proxies on behalf of the Funds is set forth in Appendix B.



                               GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each of the Funds offers two classes of shares (Class A and Institutional Class). Currently, the Trust offers shares of sixteen series, including the five series described in this SAI. Two additional series have been organized but have not commenced operations. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The use of the name "CNI Charter" by the Trust is pursuant to the consent of CNAM, Inc., an affiliate of CNC and the investment manager to series of the Trust other than the Funds, which consent may be withdrawn if CNAM, Inc. ceases to be the investment manager of such series of the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the

"Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 4, 2007, the following shareholders are deemed to control the respective Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.



                       Limited Maturity Fixed Income Fund

                                                            Percentage of Total
              Shareholder                                Outstanding Shares of Fund
              -----------                                --------------------------
              Sherman Hospital                                     48.25%
              934 Center St.
              Elgin, IL 60120-2198

              Lewistown Hospital                                   25.86%
              400 Highland Ave
              Lewistown, PA 17044-1167


                         Full Maturity Fixed Income Fund

                                                            Percentage of Total
              Shareholder                                Outstanding Shares of Fund
              -----------                                --------------------------
              Baptist Health Care Corporation                      50.69%
              1000 W Moreno St.
              P.O. Box 17500
              Pensacola, FL 32522-7500


                                  Balanced Fund

                                                            Percentage of Total
              Shareholder                                Outstanding Shares of Fund
              -----------                                --------------------------
              Baptist Health Care Corporation                      98.38%
              1000 W Moreno St.
              P.O. Box 17500
              Pensacola, FL 32522-7500

                        Socially Responsible Equity Fund

                                                             Percentage of Total
              Shareholder                                 Outstanding Shares of Fund
              -----------                                 --------------------------
              Investors Bank & Trust Co.                            99.96%
              4 Manhattanville Road
              Purchase, NY  10577-2139


As of January 4, 2007, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.


                       Limited Maturity Fixed Income Fund

                                                                                       Percentage of Total
Shareholder                                                 Class                  Outstanding Shares of Class
-----------                                                 -----                  ---------------------------
Sherman Hospital                                        Institutional                        48.54%
934 Center St.
Elgin, IL 60120-2198

Lewistown Hospital                                      Institutional                        26.02%
400 Highland Avenue
Lewiston, PA 17044-1167


Trinity Medical Center                                  Institutional                         6.61%
380 Summit Ave
Steubenville, OH 43952-2699

National Financial Services LLC                            Class A                           38.95%
1 World Financial Center
200 Liberty Street
New York, NY 10281-1003

Convergent Capital Management LLC                          Class A                           36.76%
190 S LaSalle St
Ste 2800
Chicago, IL 60603-3416

City National Bank                                         Class A                           24.26%
PO Box 60520
Los Angeles, CA 90060-0520


                         Full Maturity Fixed Income Fund

                                                                                        Percentage of Total
Shareholder                                                  Class                   Outstanding Shares of Class
-----------                                                  -----                   ---------------------------

Baptist Health Care Corporation                          Institutional                         50.93%
1000 W Moreno St.
P.O. Box 17500
Pensacola, FL 32522-7500

Patterson & Co                                           Institutional                         15.32%
FBO Dearborn County Hospital
1525 W WT Harris Blvd
Charlotte, NC 28288-1151

Lewistown Hospital                                       Institutional                         14.09%
400 Highland Avenue
Lewistown, PA 17044-1167

Banctrust Co Tr Escambia County                          Institutional                         5.93%
Alabama
PO Box 469
Brewton, AL  36427-0469

City National Bank                                          Class A                            91.90%
FBO Convergent Cap Mgt LLC
PO Box 60520
Los Angeles, CA  90060-0520

City National Bank                                          Class A                            8.03%
PO Box 60520
Los Angeles, CA  90060-0520


                                  Balanced Fund

                                                                                        Percentage of Total
Shareholder                                                  Class                   Outstanding Shares of Class
-----------                                                  -----                   ---------------------------
Baptist Health Care Corporation                          Institutional                         98.38%
1000 W Moreno St.
P.O. Box 17500
Pensacola, FL 32522-7500


                             Diversified Equity Fund

                                                                                        Percentage of Total
Shareholder                                                  Class                   Outstanding Shares of Class
-----------                                                  -----                   ---------------------------
Investors Bank &  Trust                                  Institutional                         21.93%
4 Manhattanville Rd
Purchase, NY 10577-2139

Baptist Health Care Corporation                          Institutional                         14.46%
1000 W Moreno Street
Pensacola, FL  32522-7500

National Financial Services LLC                          Institutional                         10.20%
1 World Financial Center
200 Liberty St
New York, NY 10281-1003

Lewistown Hospital                                       Institutional                         7.54%
400 Highland Ave
Lewistown, PA  17044

Trinity Medical Center                                   Institutional                         6.10%
380 Summit Ave
Steubenville, OH 43952-2699

Jupiter & Co                                             Institutional                         5.59%
C/O Investors Bank & Trust Co
200 Clarendon St 090
Boston, MA 02116-5021

The Saratoga Hospital                                    Institutional                         5.26%
211 Church St
Saratoga Springs, NY 12866-1046

Patterson & Co                                           Institutional                         5.26%
FBO Dearborn County Hospital
1525 W W.T. Harris Blvd.
Charlotte, NC 28288-1151


                                                                                        Percentage of Total
Shareholder                                                  Class                   Outstanding Shares of Class
-----------                                                  -----                   ---------------------------
National Financial Services LLC                             Class A                            34.89%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

Institutional Portfolio Services                            Class A                            8.05%
324 Sheridan Rd.
Kenilworth, IL  60043-1219

Lehman Brothers                                             Class A                            7.05%
70 Hudson Street, Floor 7
Jersey City, NJ 07302-6599

B P Pai Trust                                               Class A                            6.23%
Kenilworth, IL  60043-1219


                        Socially Responsible Equity Fund

                                                                                        Percentage of Total
Shareholder                                                  Class                   Outstanding Shares of Class
-----------                                                  ------                  ---------------------------
Investors Bank & Trust Co.                               Institutional                         99.76%
4 Manhattanville Road
Purchase, NY  10577-2139

National Financial Services LLC                             Class A                            48.71%
1 World Financial Center
200 Liberty Street
New York, NY 10281

City National Bank                                          Class A                            35.33%
PO Box 60520
Los Angeles, CA 90060-0520

Clare Ann Bischel                                           Class A                            15.90%
Walnut Creek, CA 94597



As of January 23, 2007, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.


                             PERFORMANCE INFORMATION

As noted in the Prospectuses, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                            P(1 + T)(n) = ERV

         Where:            P        =       a hypothetical initial payment of
                                            $1,000.


                           T        =       average annual total return.


                           n        =       number of years.

                           ERV      =       Ending Redeemable Value of a
                                            hypothetical $1,000 investment made
                                            at the beginning of a l-, 5- or
                                            10-year period at the end of a l-,
                                            5- or 10-year period (or fractional
                                            portion thereof), assuming
                                            reinvestment of all dividends and
                                            distributions and complete
                                            redemption of the hypothetical
                                            investment at the end of the
                                            measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                            P(1 + T)(n) = ATV(D)

         Where:            P        =       a hypothetical initial payment of
                                            $1,000.


                           T        =       average annual total return (after
                                            taxes on distributions).

                           n        =       number of years.

                           ATV(D)   =       ending value of a hypothetical
                                            $1,000 investment made at the
                                            beginning of a l-, 5- or 10-year
                                            period at the end of a l-, 5- or
                                            10-year period (or fractional
                                            portion thereof), after taxes on
                                            Fund distributions but not after
                                            taxes on redemption, assuming
                                            reinvestment of all dividends and
                                            distributions and complete
                                            redemption of the hypothetical
                                            investment at the end of the
                                            measuring period.


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions and redemption" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                            P(1 + T)(n) = ATV(DR)

         Where:            P        =       a hypothetical initial payment of
                                            $1,000.


                           T        =       average annual total return (after
                                            taxes on distributions and
                                            redemption).


                           n        =       number of years.

                           ATV(DR)  =       ending value of a hypothetical
                                            $1,000 investment made at the
                                            beginning of a l-, 5- or 10-year
                                            period at the end of a l-, 5- or
                                            10-year period (or fractional
                                            portion thereof), after taxes on
                                            Fund distributions and redemption,
                                            assuming reinvestment of all
                                            dividends and distributions and
                                            complete redemption of the
                                            hypothetical investment at the end
                                            of the measuring period.


                        PURCHASE AND REDEMPTION OF SHARES


Shares of the Funds may be purchased and redeemed on days when the New York Stock Exchange (the "NYSE") is open for business. Currently, the weekdays that the NYSE recognize as holidays, and on which the Trust is closed for business, are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve Bank of New York is open. Purchases and redemptions will be made in full and fractional shares.


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your "Authorized Institution") will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Advisor or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION


The Prospectuses and this SAI do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the registration statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS


Audited financial statements for the Funds, as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2006 are available on request and are incorporated herein by reference. Audited financial statements for each of the Predecessor Funds, as contained in the Annual Report to Shareholders of each of the Predecessor Funds for the fiscal year ended June 30, 2005 and the fiscal period of July 1, 2005 through September 30, 2005, are available on request and are incorporated herein by reference.

                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES


Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch IBCA, Duff & Phelps Inc. ("Fitch").

Standard & Poor's Rating Group
------------------------------

Bond Ratings

         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 367 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C This designation is assigned to short-term obligations with doubtful capacity for payment.

         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.
-------------------------------

Bond Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Duff and Phelps, Inc.
---------------------------------

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds rated C are in imminent default in payment of interest or principal.

         DDD, DD and D          Bonds rated DDD, DD and D are in actual default
                  of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

               APPENDIX B - PROXY VOTING POLICIES OF SUB-ADVISERS

                          AMBS INVESTMENT COUNSEL, LLC
                        PROXY STATEMENT VOTING GUIDELINES
                              FOR NON-ERISA CLIENTS



I. Voting Considerations

AMBS Investment Counsel will vote proxies in the best interest of our clients. It will consider only those factors which affect the economic value of the client's investments and will vote based solely on the ultimate economic interest of the client taking into account the period over which the client expects to hold such shares. It will not be unduly influenced by representatives of management or any other outside group.

II. Issues Guidelines

The actual voting of proxy statements by AMBS Investment Counsel will be conducted by a voting committee comprised of at least two (2) members of the firm's investment team. On issues believed to be extraordinary or on proxy questions where there is not consensus on the committee, other members of the firm's investment team will be consulted. All corporate proxy statements will be reviewed on an individual basis in determining the voting policy. In general, it is the intention to vote in accordance with management's recommendations on the following types of management proposals:

         *Election of directors when there is not an opposition slate

         *Ratification of Appointment of Auditors

         *Amendments to the Certificate of Incorporation regarding director liability

         *Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock.

In regard to shareholder resolutions, AMBS Investment Counsel will examine each issue solely from an economic perspective. It is not AMBS Investment Counsel's function to vote proxy statements from an ethical, social, or moral perspective or to gauge corporate responsibility. It is, therefore, the general policy to vote with management in opposition to shareholder resolutions which could negatively impact the corporation's ability to do business.

Lastly, because AMBS Investment Counsel acts to enhance the economic interest of our client, it will generally support the following initiatives concerning the maximization of shareholder value:

         *Against management sheltering "poison pills" which effectively lower the value of the shares

         *Against the payment of "greenmail"

         *Against staggered terms for the board of directors

         *Against proposals calling for the repricing of past stock options

         *For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value

         *For cumulative voting policies in electing the board of directors

         *For confidential voting in electing the board of directors

         *For amendments to the certificate of incorporation regarding the issuance of new authorized capital stock

It will be AMBS Investment Counsel's policy to scrutinize these types of resolutions on an individual basis, taking into consideration current management's record in producing shareholder value.

III. Documentation

In the capacity of fiduciary, AMBS Investment Counsel accepts responsibility to maintain accurate records on the voting of proxies. For each holding in the client's investment portfolio, our firm will maintain a file with records of how the proxy statement was voted. Any vote not covered under this policy or a vote against management will be explained in writing. Files will also include a master list of the clients owning a particular security, to identify whether the proper proxy material has been received. Our firm will utilize these written guidelines to govern the voting of the proxies and will amend them as deemed necessary.

IV. Material Conflicts of Interest

AMBS Investment Counsel believes that we are unlikely to be in a situation that results in a material conflict of interest between our clients' interests and the interest of our firm. However, if a situation should arise where a material conflict of interest is determined to exist, AMBS will make an effort to seek out the opinion of a qualified independent third party regarding this issue. If this situation should occur, it will be thoroughly documented.

V. Reporting

Proxy voting reports are available upon client request.

 VI. Acknowledgment of Responsibility under the SEC

AMBS Investment Counsel, acting as a fiduciary on behalf of our client under the Securities and Exchange Commission, hereby acknowledges its responsibility to vote proxies prudently and solely in the best interests of the client investment account.

                  FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC
                               PROXY VOTING POLICY

For those clients for whom Freeman Associates Investment Management LLC ("Freeman Associates") has undertaken to vote proxies, Freeman Associates retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, Freeman Associates:

1) provides the client with this written proxy voting policy - which may be updated and supplemented from time to time;

2) applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting (including the preparation of exception reports when proxies are voted other than within the written policy);

3)       documents the reasons for voting, including exceptions;

4) keeps records of such proxy voting available for inspection by the client or governmental agencies - to determine whether the votes were consistent with policy and to determine whether all proxies were voted; and

5) monitors such voting for any potential conflicts of interest and maintains systems to deal with them appropriately.


In order to facilitate this proxy voting process, Freeman Associates has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area to assist in the due diligence process and record keeping related to making appropriate proxy voting decisions related to your account.

Proxy Information Center ("PIC")
--------------------------------

PIC is a division of Institutional Shareholder Services ("ISS"), an independent investment advisor, that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. These services, provided to Freeman Associates, include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities and corporate governance related efforts. ISS also provides Freeman Associates with reports that reflect proxy voting activities for Freeman Associates' client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Voting Policy and Getting the Job Done
--------------------------------------

The current version of the Employee Retirement Income Security Act, or ERISA, was passed in 1986. Under ERISA, the tenets under which pension fund assets can be managed and invested were prescribed. The Act provided that assets managed on behalf of pension plans' beneficiaries must be invested "...solely in the best interest of the beneficiaries..." of the plan. Another ERISA requirement is that such assets be managed with "care, skill, prudence and diligence....."
Interpretations of ERISA are developed by the US Department of Labor. The duties thus created, of loyalty and prudence, apply to the management of plan assets, including proxy voting activities.

The Department of Labor has made it clear that voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, it has also been made clear that company-specific analysis must be performed and that automatic voting procedures are not appropriate or acceptable. Distinctly identifying issues on company ballots and having a method to track recurring and non-routine issues is an important part of the process.

The process of maintaining records first involves a coding of every company proxy ballot voted during the year. Coding is the unique identification of each issue on the ballots of companies to be voted. ISS uses a proprietary coding system of over 500 individually identified issues which have been voted on client ballots over time.

A coding system must provide for a narrow enough identification of each issue that the issue can be similarly treated where appropriate, i.e., applying consistent voting policy application from company to company. A coding system that is sufficiently detailed will allow for comparison of "apples to apples." An apples to apples comparison allows for analysis of voting policy application to identify if there is a problem with consistency in voting. A consistency audit can automatically be run at the end of various time periods if the coding system was appropriately structured and adhered to over time. Every ballot item will be identified as to source of initiative by the presence of an "M" or "S" at the beginning of the code. All "M" codes are issues placed on the ballots by company management. All "S" codes are shareholder proposal initiatives.

There are six major types or categories of issues identified as management sponsored issues and eight major categories of shareholder issues, as listed below.

MAJOR CODING CATEGORIES

Management Proposal Categories
                  M0100 ROUTINE/BUSINESS ISSUES - MGMT
                  M0200 DIRECTORS' RELATED - MGMT
                  M0300 CAPITALIZATION RELATED - MGMT
                  M0400 REORGANIZATION/MERGER - MGMT
                  M0500 NON-SALARY COMPENSATION RELATED - MGMT
                  M0600 ANTI-TAKEOVER RELATED - MGMT

Shareholder Proposal Categories
                  S0100             ROUTINE/BUSINESS ISSUES - SH
                  S0200             DIRECTORS' RELATED - SH
                  S0300             CORPORATE GOVERNANCE RELATED - SH
                  S0400             SOCIAL/HUMAN RIGHTS RELATED - SH
                  S0500             COMPENSATION RELATED - SH
                  S0600             GENERAL ECONOMIC ISSUES - SH
                  S0700             HEALTH/ENVIRONMENTAL ISSUES - SH
                  S0800             OTHER/MISCELLANEOUS

Under each of the fourteen categories listed above, there are a series of specific codes which identify the detailed issues which fall into each category. This categorizing and coding of each ballot issue is then used as the basis for developing ERISA based voting policies by identifying voting criteria and positions for each code.

It is important to remember that company by company analysis is required, thus all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. Certain issues will be considered routine if, after review of the company, there is nothing related to that company that would call for the issue to be handled differently. In other words, proxy voting guidelines are just that, guidelines. When company specifics are overlaid, every proxy voting decision becomes a case by case decision.

Finally, ERISA requires that fiduciaries make decisions taking into consideration two standards, the duty of prudence and the duty of loyalty. The duty of prudence requires that decisions be made based on economic or financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making the proxy voting decision, two overriding considerations are in effect: The economic impact and best interest impact of a vote if it passes or does not, as the case may be.

Keeping in mind the concept that no issue is considered "routine", outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., a company specific reason for voting differently.

Management Proposals:
---------------------

I. When voting on ballot items which are fairly common management sponsored initiatives, certain items are generally, although not always, voted in support of management.

         o "Normal" elections of directors
         o Approval of auditors/CPA
         o Directors' liability and indemnification
         o General updating/corrective amendments to charter
         o Elimination of cumulative voting
         o Elimination of preemptive rights

II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted in support of management.

         o Capitalization changes which eliminate other classes of stock and differential voting rights
         o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization
         o Stock purchase plans with an exercise price of not less than 85% FMV
         o Stock option plans that are incentive based and not excessive
         o Other stock based plans which are appropriately structured
         o Reductions in supermajority vote requirements
         o Adoption of Anti-greenmail provisions

III. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of management.

         o Capitalization changes which add classes of stock which are "blank check" in nature or that dilute the voting interests of existing shareholders
         o Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders
         o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers

         o Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions
         o Classified boards of directors
         o Reincorporation into a state which has more stringent Anti-takeover and related provisions
         o Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
         o Excessive compensation or non-salary compensation related proposals
         o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
         o "Other business as properly comes before the meeting" proposals which give a "blank check" to those acting as proxy

Shareholder Proposals:
----------------------

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact. If no such relationship is found PIC makes a recommendation to Freeman Associates that such issues be voted against.

I. When voting shareholder proposals, in general, initiatives related to the following items are supported:

         o Auditors should attend the annual meeting of shareholders
         o Election of the board on an annual basis
         o Establishing audit, nominating, or compensation committees
         o Bylaw or charter amendments to be made only with shareholder approval
         o Submit shareholder rights plan poison pill to vote or redeem
         o Confidential voting
         o Expanded reporting of financial or compensation related information within reason
         o Undo various Anti-takeover related provisions
         o Reduction or elimination of supermajority vote requirements
         o Anti-greenmail provisions
         o Opting-out of state business combination provisions

II. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

         o Limiting tenure of directors
         o Requiring directors to own large amounts of stock before being eligible to be elected
         o Restoring cumulative voting in the election of directors
         o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
         o Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

         o Proposals which require inappropriate endorsements or corporate actions

                          SKBA CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES

A copy of the proxy voting policies of the Fund's Investment Manager follows:

If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:

Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management's nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management's recommendations.

Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital Management will vote to retain shareholder rights as indicated below:

The firm will always vote against the following management proposals that:

         1.      create more than one class of directors.

         2. create staggered terms for Board members or non-annual election of directors.

         3.      eliminate cumulative voting.

         4. require a super majority approval of the acquisition of the company by another.

         5.      eliminate preemptive rights.

The firm will usually vote against the following management proposals that:

         1.      require a "Fair Price" in the acquisition of the company.

         2.      make the acquisition of the company more difficult.

         3. change the state of incorporation (e.g. from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.

         4. obtain shareholder authorization for the repurchase of shares from one or more major shareholders.

         5. increase the number of authorized shares as it is the company's intention to utilize these shares to reduce the likelihood of a future takeover.

         6. create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.

         7. amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common shares of more than 3%. By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.

The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management's discretion.

The firm will usually vote in favor of the following shareholder proposals that:

         1.       reinstate cumulative voting.

         2. return to the annual election of directors or eliminate staggered terms of directors.

         3.       reinstate preemptive shareholder rights.

         4. repeal provisions requiring a super majority vote of shareholders to approve the corporation's acquisition by another company.

         5. repeal "poison pill" provisions or give shareholders the right to approve or repeal such provisions.

         6.       adopt the use of indexed stock options.

         7. require that the board of directors consist entirely of non-employee directors, with the exception of the CEO.

         8. support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.

         9. require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.

         10. prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.

         11.      require the company to expense stock options.

         12. establish the guideline that a company's CEO directly own at least five times his or her base salary in common stock of the company, excluding stock granted but unexercised under company stock option plans.

         13. disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.

Proxy Reports - We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.